Annual Report June 30, 2002

                                   Nuveen
                     Municipal Closed-End
                          Exchange-Traded
                                    Funds

                                                FLORIDA

                                                NQF
                                                NUF
                                                NFL

                              Dependable,
                          tax-free income
                                  because
                  it's not what you earn,
                     it's what you keep.(R)

                                                THE NUVEEN
                                                INVESTOR
                                                See Page 7

                                                Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "I urge you to consider receiving future Fund reports and other information electronically ...see the inside front cover of this report for detailed instructions."

Dear
  Shareholder

I am pleased to report that during the period covered by this report, your Fund continued to seek to meet its primary objective of providing attractive monthly income, while at the same time offering opportunities to reduce overall portfolio volatility. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and Performance Overview sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy - see the inside front cover of this report for detailed instructions.

In addition to providing you with tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In uncertain markets like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 15, 2002

Nuveen Florida Municipal Closed-End Exchange-Traded Funds
(NQF, NUF, NFL)

Portfolio Manager's
               Comments

Portfolio manager Tom O'Shaughnessy reviews economic and market conditions, key strategies, and the recent performance of the Nuveen Florida Funds. Tom, who joined Nuveen in 1983, has managed NQF and NUF since 1991, and NFL from its inception in 1992 until early 1995, and again since 1998.

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended June 30, 2002, were the general slowdown in economic growth and the Federal Reserve's aggressive easing of short-term interest rates. In addition, the events of September 11, 2001, and the uncertain geopolitical climate that followed also impacted the economy and the markets.

In the municipal markets, the generally sluggish economic environment of the past twelve months helped many bonds perform well. In addition, the trend toward increased issuance remained strong. Looking at the first six months of 2002, Florida had an 8.6% growth in new issue supply when compared with the same period in 2001. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income and an alternative to a volatile stock market. Institutional investors, especially traditional purchasers such as property/casualty insurance companies, also have been active buyers.

HOW WAS THE ECONOMIC AND MARKET ENVIRONMENT IN FLORIDA?
Over the past twelve months, unemployment grew slightly. As of June 2002, the state unemployment rate was 5.1%, up from 4.6% in June 2001. Florida also continues to face revenue pressure due to lower sales tax collections. Some observers believe that job growth within the state could begin to rebound by late 2002, and we think the state's relatively low business costs should continue to favor Florida as a destination for business relocations over the longer term.

HOW DID THE NUVEEN FLORIDA FUNDS PERFORM OVER THE PAST TWELVE MONTHS?
For the fiscal year ended June 30, 2002, the Nuveen Florida Closed-End Exchange-Traded Funds produced total annual returns on Common share net asset value (NAV) as shown in the accompanying table. The annual returns for the relevant Lehman Brothers Municipal Bond Indexes1 and Lipper Peer Group2 are also presented.

                                 TOTAL RETURN           LEHMAN         LIPPER
             MARKET YIELD              ON NAV    TOTAL RETURN1       AVERAGE2
-----------------------------------------------------------------------------
                                       1 YEAR           1 YEAR         1 YEAR
                       TAXABLE-         ENDED            ENDED          ENDED
         6/30/02    EQUIVALENT3       6/30/02          6/30/02        6/30/02
-----------------------------------------------------------------------------
NQF        5.99%          8.56%         9.77%            6.92%          8.51%
-----------------------------------------------------------------------------
NUF        6.23%          8.90%         8.15%            6.92%          8.51%
-----------------------------------------------------------------------------
NFL        5.84%          8.34%         8.13%            7.19%          8.51%
-----------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


Over the past twelve months, the Fed's policy to keep short-term interest rates relatively low, combined with generally favorable market conditions, created a positive total return environment for municipal bonds. This is reflected in the total returns on NAV listed in the above table. In a market characterized by rising bond values, funds with longer durations4 typically would be expected to outperform funds or indexes with shorter durations. As of June 30, 2002, the durations of the Nuveen Funds ranged from 10.72 to 14.76 compared with 7.99 for the unleveraged Lehman Brothers Municipal Bond Index and 8.85 for the unleveraged Lehman Brothers Insured Municipal Bond Index.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES? With the Fed keeping short-term interest rates relatively low, the dividend-paying capabilities of these Funds benefited from their use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. For example, low short-term rates can enable the Funds to



1 The performances of NQF and NUF are compared with that of the Lehman Brothers Municipal Bond Index, a national unleveraged index comprising a broad range of investment-grade municipal bonds, while NFL's performance is compared with that of the Lehman Insured Municipal Bond Index, a national unleveraged index comprising a broad range of insured municipal bonds. Results for the Lehman indexes do not reflect any expenses.

2 The total returns of the Nuveen Florida Funds are compared with the average annualized return of the 14 funds in the Lipper Florida Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the fiscal year ended June 30, 2002, relatively low short-term interest rates enabled us to implement four dividend increases in all three Funds. In coming months, the lower rates currently offered by municipal securities with shorter maturities may continue to benefit these Funds by keeping the amount paid to MuniPreferred shareholders relatively low. However, this could be offset to some degree by the effect of bond calls on higher-yielding securities, especially if refundings increase as the result of lower rates. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Funds over the next twelve months.

Over the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free, fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of all three Funds improved (see the charts on the individual Performance Overview pages). As of June 30, 2002, all three funds were trading at prices that were higher than their Common share net asset values.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE FISCAL YEAR ENDED JUNE 30, 2002?
During this reporting period, we focused on two principal areas: enhancing the dividend-paying capabilities of the Funds and improving their diversification and call protection. With new issuance strong over the period, we looked for opportunities and tried to respond quickly when favorable situations developed.

We found several opportunities in essential service sectors, such as healthcare and housing. In contrast, we were very cautious about buying industrial development bonds or other securities that rely on private sector revenues to meet their obligations. There is a good deal of demand from individual investors for Florida municipal bonds, and in some instances we were able to take advantage of this by selling bonds at very favorable prices and investing the proceeds in other bonds that enhanced yield or improved structure.

We also were keeping a close eye on the duration of each Fund, to help make sure we retained the ability to move quickly in the event of a major shift in interest rates. We believed that in this market environment it was beneficial to slightly shorten durations through most of the reporting period.

We think this will help make the portfolios less sensitive to possible interest rate changes while still providing yields and returns that are competitive with longer duration funds.

In the current geopolitical climate, we believe that maintaining strong credit quality is a key requirement for all the Funds. As of June 30, 2002, each of these Funds continued to offer excellent credit quality. NFL invests primarily in insured bonds, while NUF and NQF have allocations of bonds rated AAA/U.S. guaranteed or AA of 65% and 76%, respectively.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE NUVEEN FLORIDA FUNDS IN PARTICULAR?
In general, our outlook for the fixed-income markets over the next twelve months remains positive. We believe the U.S. economy is headed for recovery, but one that may take longer and see a slower pace of growth than some are now predicting. We believe inflation and interest rates should remain relatively low over the near term, and that new municipal issuance should continue to be strong. We anticipate the demand for tax-exempt municipal bonds will remain firm as investors look for ways to rebalance their portfolios and reduce risk.

We plan to remain focused on strategies that add value for our shareholders, provide support for the Funds' dividends, and fully utilize Nuveen's experience and research expertise. As noted, shareholders may see these Funds' durations shorten modestly in the months ahead.

None of these Funds are facing an excessive amount of call exposure over the next 18-24 months. We expect we will be able to readily reinvest proceeds from calls that do occur in bonds that will help maintain strong credit quality and adequate diversification, as well as enhance overall Fund structure and strengthen future dividend paying capabilities.

Overall, we believe these Funds can continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, and a measure of stability in uncertain times. We believe the Funds currently are well positioned for the market environment ahead, and we will continue to closely monitor and respond to events as appropriate.

Nuveen Florida Investment Quality Municipal Fund

Performance
   Overview As of June 30, 2002


NQF

Pie Chart:
Credit Quality
AAA/U.S. Guaranteed        53%
AA                         23%
A                          12%
NR                         11%
Other                       1%



Bar Chart:
2001-2002 Monthly Tax-Free Dividends Per Share2
7/01                    0.074
8/01                    0.074
9/01                    0.075
10/01                   0.075
11/01                   0.075
12/01                   0.0765
1/02                    0.0765
2/02                    0.0765
3/02                    0.078
4/02                    0.078
5/02                    0.078
6/02                    0.079



Line Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
7/1/01                  14.92
                        14.86
                        14.94
                        15
                        15.06
                        15.08
                        15.05
                        15.09
                        15.07
                        15.16
                        15.1
                        14.57
                        14.9
                        15.22
                        14.96
                        15.02
                        15.02
                        15.35
                        15.6
                        15.42
                        15.2
                        15
                        15.22
                        14.95
                        15.15
                        15.33
                        15.32
                        15.35
                        15.41
                        15.28
                        15.41
                        15.71
                        15.76
                        15.71
                        15.93
                        15.59
                        15.45
                        14.64
                        14.64
                        14.75
                        15.18
                        15.2
                        15.39
                        15.6
                        15.63
                        15.55
                        15.66
                        15.69
                        15.7
                        15.7
                        15.66
6/30/02                 15.83

PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.83
--------------------------------------------------
Common Share Net Asset Value                $15.19
--------------------------------------------------
Market Yield                                 5.99%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.56%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $249,833
--------------------------------------------------
Average Effective Maturity (Years)           23.97
--------------------------------------------------
Leverage-Adjusted Duration                   14.76
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 2/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        13.27%         9.77%
--------------------------------------------------
5-Year                         5.13%         6.17%
--------------------------------------------------
10-Year                        6.34%         6.82%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Transportation                                 16%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0557 per share.

Nuveen Florida Quality Income Municipal Fund

Performance
   Overview As of June 30, 2002


NUF


Pie Chart:
Credit Quality
AAA/U.S. Guaranteed     56%
AA                       9%
A                       22%
BBB                      3%
NR                       9%
Other                    1%


Bar Chart:
2001-2002 Monthly Tax-Free Dividends Per Share2
7/01                    0.075
8/01                    0.075
9/01                    0.0765
10/01                   0.0765
11/01                   0.0765
12/01                   0.078
1/02                    0.078
2/02                    0.078
3/02                    0.081
4/02                    0.081
5/02                    0.081
6/02                    0.083



Line Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
7/1/01                  15.02
                        14.91
                        15.03
                        15.02
                        15.04
                        15.03
                        15.27
                        15.37
                        15.27
                        15.24
                        15.31
                        14.72
                        15.19
                        15.54
                        15.14
                        15.23
                        15.03
                        15.34
                        15.5
                        15.42
                        15.09
                        15.26
                        15.26
                        15.2
                        15.2
                        15.37
                        15.3
                        15.46
                        15.65
                        15.53
                        15.66
                        15.67
                        15.54
                        15.68
                        15.85
                        15.56
                        15.38
                        14.99
                        14.8
                        15.01
                        15.14
                        15.12
                        15.48
                        15.68
                        15.84
                        15.81
                        15.7
                        15.76
                        16.04
                        16.3
                        16.01
6/30/02                 15.99

PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.99
--------------------------------------------------
Common Share Net Asset Value                $15.23
--------------------------------------------------
Market Yield                                 6.23%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.90%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $216,044
--------------------------------------------------
Average Effective Maturity (Years)           20.26
--------------------------------------------------
Leverage-Adjusted Duration                   10.99
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 10/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        13.80%         8.15%
--------------------------------------------------
5-Year                         6.18%         5.59%
--------------------------------------------------
10-Year                        7.29%         6.76%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 20%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
Tax Obligation/Limited                          7%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0387 per share.

Nuveen Insured Florida Premium Income Municipal Fund

Performance
   Overview As of June 30, 2002

NFL

Pie Chart:
Credit Quality
Insured                               84%
Insured and U.S. Guaranteed           16%



2001-2002 Monthly Tax-Free Dividends Per Share

Bar Chart:
7/01                    0.0675
8/01                    0.0675
9/01                    0.0695
10/01                   0.0695
11/01                   0.0695
12/01                   0.0715
1/02                    0.0715
2/02                    0.0715
3/02                    0.074
4/02                    0.074
5/02                    0.074
6/02                    0.0765


Line Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
7/1/01                  14.63
                        14.77
                        14.8
                        14.6
                        14.61
                        14.89
                        14.9
                        15.01
                        14.95
                        15.17
                        15.36
                        14.5
                        14.98
                        15.45
                        15.27
                        15.34
                        15.29
                        15.36
                        15.83
                        15.38
                        15.15
                        15.33
                        15.16
                        15.12
                        14.95
                        14.94
                        15.05
                        15.2
                        15.6
                        15.61
                        15.8
                        15.86
                        15.65
                        15.82
                        15.68
                        15.53
                        14.71
                        14.63
                        14.59
                        15.05
                        14.92
                        15.15
                        15.1
                        15.57
                        15.41
                        15.55
                        15.24
                        15.55
                        15.92
                        16.21
                        15.67
6/30/02                 15.71

PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.71
--------------------------------------------------
Common Share Net Asset Value                $15.66
--------------------------------------------------
Market Yield                                 5.84%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.34%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $223,961
--------------------------------------------------
Average Effective Maturity (Years)           19.30
--------------------------------------------------
Leverage-Adjusted Duration                   10.72
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 12/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        14.29%         8.13%
--------------------------------------------------
5-Year                         8.25%         6.74%
--------------------------------------------------
Since Inception                6.25%         6.66%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         23%
--------------------------------------------------
Transportation                                 20%
--------------------------------------------------
U.S. Guaranteed                                16%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

PHOTO OF: 2 boys


THE NUVEEN
 INVESTOR

V1

BOND SURVEILLANCE - A HIGH PRIORITY AT NUVEEN
The Enron scandal has raised numerous questions about the real value of American securities. Investors want to know what safeguards are in place to inspire their trust and ensure their holdings are dependable. The Nuveen Investor recently spoke with David Blair, Assistant Vice President and Senior Analyst at Nuveen, about the research and surveillance processes used for Nuveen funds.


HOW DO NUVEEN'S RESEARCH ANALYSTS EVALUATE BONDS PRIOR TO PURCHASE?
We evaluate factors impacting market sectors, issuers and specific bonds and assign credit ratings to bonds we consider for purchase. We seek to purchase bonds with stable and improving credit characteristics, which have attractive prices and yields relative to other bonds in their sectors.

HOW DO YOU CONDUCT YOUR RESEARCH?
We conduct detailed analyses that often involve site visits and discussions with managers of the projects being financed. Since Nuveen is a major investor with large buying power, issuers and project managers are willing to listen to us and respond to our concerns.

IS THE RESEARCH AND ANALYSIS PROCESS ANY DIFFERENT WHEN CONSIDERING HIGH-YIELD BONDS?
Up to 20 percent of some funds can be invested in below investment grade bonds to help the fund attain a higher yield. This underscores the need for research. If one of our 16 analysts believes a high-yield bond should be purchased, a second analyst reviews the issue as well.

HOW DO YOU MONITOR THE VARIOUS BONDS ONCE THEY'VE BEEN PURCHASED?
We have a proprietary database with information and analysis on the bonds Nuveen holds in its funds. Among other things, we are able to evaluate risk exposure to sectors, issuers and specific bonds on an on-going basis.

HOW DOES THE RESEARCH DEPARTMENT COMMUNICATE THE INFORMATION GATHERED?
We conduct biweekly meetings within the research department and weekly meetings with portfolio managers. We also write-up our findings and distribute them with "buy," "hold" or "sell" recommendations to portfolio managers.

                                                           (continued on page 9)


     Volume ONE 2002
     INSIDE

7    Bond Surveillance -
     A High Priority at Nuveen

8    Is it Time to Rethink
     Your Bond Strategy?

9    Many Investors Continue
     to Find Solutions with Professional Advice

10   Fund Reports
     Available Online

10   ETFConnect:
     The Source for All Exchange-Traded Funds


     (C)2002 Nuveen Investments.
     All rights reserved.



Logo: NUVEEN Investments

V1

IS IT TIME TO RETHINK YOUR BOND STRATEGY?
Significant stock market losses in recent history have sent many investors toward bonds as a way to potentially cut their losses and balance equity-dominated portfolios. While many consider bonds a set-and-forget investment, there are several circumstances that might prompt you to reassess -- and perhaps revamp -- your bond holdings.

Tax bracket changes
The Economic Growth and Tax Relief Reconciliation Act of 2001 has dropped tax brackets a percentage point this year, but a higher salary, large bonus, sale of assets or retirement may push you into a higher tax bracket for 2002.

If you are in a higher tax bracket and want to generate an income stream without raising your tax burden, tax-free municipal bonds may be a prudent option. Even if you are in a lower tax bracket, municipal bonds could make sense. The question is whether municipal or taxable bonds will deliver a better taxable yield.

Retirement plans change
Whether you are near retirement or are currently enjoying it, you may want to consider rebalancing your retirement accounts with less stock and more bonds, to potentially reduce risk and try to preserve the assets that you have accumulated. If you are just entering retirement you may want to make tax-free municipal bonds a part of your portfolio to emphasize income generation and protection from taxation.

Risk tolerance changes
The recent market volatility and market downturn may have caused many investors to reevaluate their tolerance for risk. On the other hand, your portfolio might have performed well over the last few years and you may not need to take on extra risk to meet your long-term goals. In either situation you could take a look at your bond portfolio and determine whether you need to make changes to correspond with your tolerance for risk.

Portfolio changes
If you make significant changes to one or more of your investments, you'll want to look at your portfolio as a whole, particularly with regard to overall asset allocation. You may need to do some rebalancing to stay on track with your investment strategy.

Your financial advisor can help. Regardless of how your circumstances change, he or she can provide up-to-date information on the bond market and various funds to help you decide how to maximize your returns consistent with your short- and long-term financial goals.


No investment is risk free and some investments carry more risk than others. It is important to know what the risks are, to evaluate them against any potential rewards, and to determine your tolerance for risk when selecting an investment.


Photo of: lighthouse
Photo of: 2 children


The Nuveen Investor Vol 02.1

Logo: NUVEEN Investments

V1

Photo of: clouds
Photo of: woman and girl

MANY INVESTORS CONTINUE TO FIND SOLUTIONS WITH PROFESSIONAL ADVICE

For many investors, current financial markets are confusing and frustrating. According to research conducted for the Forum for Investor Advice*, that's the number one reason many turn to a financial advisor. They want someone to suggest ideas and provide consultation, dialogue and professional advice.

Investors say their advisors are helpful in other key ways, including...

o Saving time. After consultation, investors note that the second most important reason for using an advisor is to have someone else monitor their portfolio, reducing the amount of time they spend on investing.

o Help in sorting through information. Investors in the 21st century have more products from which to choose than in the past. For example, there are approximately 8,000 mutual funds today, up from 3,000 in 1990.

o Assistance in setting financial goals. According to investors who use a financial advisor, they are more likely to have a plan for a specific financial goal than do-it-yourself investors.

o Staying focused. Advisor-assisted investors are more likely than do-it-yourself investors to have developed a comprehensive investment program.

o Peace of mind. Investors say their comfort level in all types of markets is higher when using an advisor for a "second opinion" on an investment decision.

*The survey of 324 investors was conducted in December of 2000 by Market Facts and analyzed by New York based Neuwirth Research. Of the 324, 166 said they had an ongoing relationship with a financial advisor, while 157 described themselves as do-it-yourselfers.

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(continued from page 7)



HOW ARE PROBLEM BONDS IDENTIFIED AND HANDLED?
We conduct surveillance on our bonds on a regular basis to ensure, among other things, that deteriorating bonds are identified early. We then discuss any emerging problems and potential courses of action with the portfolio manager.

HOW MANY ISSUES DOES THE RESEARCH DEPARTMENT FOLLOW?
We follow 12 sectors and 1,500 uninsured bonds, worth about $18 billion of Nuveen's $45 billion in total municipal assets. The remaining $27 billion in municipal assets are insured or escrowed (backed by Treasury bonds). For the insured bonds, we monitor closely on a regular basis the insurers guaranteeing the bonds.

WILL RESEARCH AND SURVEILLANCE CHANGE IN LIGHT OF PROBLEMS WITH ENRON
SECURITIES?
Overall, our investment process and surveillance have worked well and been effective. However, we meet as a group on a regular basis and are constantly evaluating ways to improve the process to respond to issues and the market environment.

The Nuveen Investor Vol 02.1
Logo: NUVEEN Investments

LOOK AHEAD...
FUND REPORTS AVAILABLE ONLINE

2 Photos of: web pages

Nuveen Fund information is now available online. Once you register, you'll receive an e-mail notice with a link to your Fund's reports and other information just as soon as it is ready. Registering takes only a few minutes.

If you receive statements from a brokerage firm or financial advisor, go to www.investordelivery.com. Enter your personal 13-character enrollment number imprinted on the address sheet of this report near your name. From the options on the follow-up page, select the New Enrollment-Create screen. Once there, enter your e-mail address and a personal, four-digit PIN. Hit the Submit button. Confirm the information you entered is correct, then hit Submit again.

If you receive statements directly from Nuveen, go to www.nuveen.com. Select the Access Your Account tab, then select E-Report Enrollment. Finally, click on the Enrollment Page. Once there, you'll need to provide your social security number and e-mail address. Click on Enroll.

After registering, you should receive a confirming e-mail within 24 hours. If not, repeat these steps to ensure all information is accurate. You can use this same process if you need to change your registration information or want to cancel Internet viewing. The e-mail address you provide is strictly confidential and will only be used to notify you of shareholder information.


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The information in this newsletter should not be construed as specific tax or investment advice. Contact your advisor for information about your particular situation.
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ETFCONNECT: THE SOURCE FOR ALL EXCHANGE-TRADED FUNDS

Last fall, Nuveen launched ETFConnect, the industry's first website featuring all-encompassing information on exchanged-traded funds. Whatever you're looking for in the world of Index ETFs or Closed-End Exchange-Traded Funds - prices, NAVs, dividend information, performance histories, new developments - this is the place. Highlights include Quick Facts sheets for more than 500 funds, a multi-fund search capability, website links, a list of fund sponsors, tools for portfolio tracking, and a continually updated education center. Check out www.etfconnect.com.

The Nuveen Investor Vol 02.1
Logo: NUVEEN Investments

Photo of: web page

Report of
   Independent Auditors

THE BOARDS OF TRUSTEES AND SHAREHOLDERS
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund and Nuveen Insured Florida Premium Income Municipal Fund as of June 30, 2002, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund and Nuveen Insured Florida Premium Income Municipal Fund as of June 30, 2002, the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
August 9, 2002


                            Nuveen Florida Investment Quality Municipal Fund (NQF)
                            Portfolio of
                                    Investments June 30, 2002
    PRINCIPAL                                                                            OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER CYCLICALS - 4.9%

$      13,500   Hillsborough County Industrial Development Authority, Florida, Exempt   4/10 at 101.00          N/R     $12,229,920
                 Facilities Revenue Bonds (National Gypsum Company - Apollo
                 Beach Project), Series 2000B, 7.125%, 4/01/30 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 24.9%

       20,000   Escambia County Health Facilities Authority, Florida, Revenue          11/09 at 101.00           AA      21,375,400
                 Bonds (Ascension Health Credit Group), Series 1999A-2,
                 6.000%, 11/15/31

        4,600   Highlands County Health Facilities Authority, Florida, Hospital        11/11 at 101.00           A-       4,693,196
                 Revenue Bonds (Adventist Health System Sunbelt Obligated
                 Group), Series 2001A, 6.000%, 11/15/31

        3,000   City of Miami Beach Health Facilities Authority, Florida,              11/11 at 101.00           BB       2,527,110
                 Hospital Revenue Bonds (Mount Sinai Medical Center of Florida
                 Project), Series 2001A, 6.800%, 11/15/31

        3,000   Miami-Dade County Health Facilities Authority, Florida, Hospital        8/11 at 101.00          AAA       2,983,350
                 Revenue Bonds (Miami Children's Hospital), Series 2001A
                 Refunding, 5.125%, 8/15/26

        6,000   North Broward Hospital District, Florida, Improvement Revenue           1/11 at 101.00           A-       6,093,420
                 Bonds, Series 2001, 6.000%, 1/15/31

        6,000   Orange County Health Facilities Authority, Florida, Hospital           11/10 at 101.00           A-       6,330,720
                 Revenue Bonds (Adventist Health System/Sunbelt Obligated
                 Group), Series 2000, 6.500%, 11/15/30

        3,695   Orange County Health Facilities Authority, Florida, Hospital           12/12 at 100.00           A2       3,701,984
                 Revenue Bonds (Orlando Regional Healthcare System),
                 Series 2002, 5.750%, 12/01/27

                Palm Beach County Health Facilities Authority, Florida, Hospital
                Revenue and Revenue Refunding Bonds (BRCH Corporation Obligated
                Group), Series 2001:
        2,500    5.500%, 12/01/21                                                      12/11 at 101.00           A+       2,492,500
        2,340    5.625%, 12/01/31                                                      12/11 at 101.00           A+       2,319,923

        4,250   St. John's County Industrial Development Authority, Florida,            8/02 at 102.00           A2       4,294,965
                 Hospital Revenue Bonds (Flagler Hospital Project), Series 1992,
                 6.000%, 8/01/22

        5,375   South Broward Hospital District, Florida, Hospital Revenue Bonds,       5/12 at 101.00           A+       5,366,830
                 Series 2002, 5.625%, 5/01/32

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 15.8%

       11,090   Broward County Housing Finance Authority, Florida, Multifamily          7/09 at 102.00          N/R      10,627,325
                 Housing Revenue Bonds (The Pier Club Apartments Project),
                 Series 1999, 7.000%, 7/01/34

        1,090   Broward County Housing Finance Authority, Florida, Multifamily          5/10 at 101.00          AAA       1,106,917
                 Housing Revenue Bonds (Emerald Palms Apartments Project),
                 Series 2001A, 5.600%, 7/01/21

        1,610   Florida Housing Finance Agency, General Mortgage Revenue               12/02 at 103.00          AAA       1,659,620
                 Refunding Bonds, 1992 Series A, 6.400%, 6/01/24

        2,500   Florida Housing Finance Agency, Housing Revenue Bonds                   9/06 at 102.00          AAA       2,606,600
                 (Mariner Club Apartments Project), 1996 Series K-1,
                 6.375%, 9/01/36 (Alternative Minimum Tax)

       10,000   Florida Housing Finance Corporation, Revenue Bonds (Pembroke              No Opt. Call          N/R      10,048,000
                 Apartments), Series 2001B, 7.750%, 2/01/41

       10,300   Florida Housing Finance Corporation, Revenue Bonds (River Run             No Opt. Call          N/R      10,349,440
                 Apartments), Series 2001, 7.750%, 2/01/41

        3,050   Florida Housing Finance Corporation, Revenue Bonds (Mission Bay         1/12 at 100.00          AAA       3,076,962
                 Apartments), 2001 Series N, 5.500%, 7/15/29


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.1%

          910   Clay County Housing Finance Authority, Florida, Single Family           4/07 at 102.00          Aaa         951,232
                 Mortgage Revenue Bonds (Multi-County Program), Series 1997,
                 5.950%, 10/01/19 (Alternative Minimum Tax)

          335   Dade County Housing Finance Authority, Florida, Single Family           4/05 at 102.00          AAA         350,289
                 Mortgage Revenue Bonds, Series 1995, 6.550%, 10/01/27
                 (Alternative Minimum Tax)


                                       12

    PRINCIPAL                                                                            OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY (continued)

$       8,125   Florida Housing Finance Agency, Homeowner Mortgage Revenue              1/06 at 102.00           AA      $8,454,631
                 Bonds, 1995 Series 2 (Refunding/New Money Issue),
                 6.200%, 7/01/27 (Alternative Minimum Tax)

        1,890   Florida Housing Finance Agency, Homeowner Mortgage Revenue              1/07 at 102.00           AA       1,970,590
                 Bonds, Series 2 (New Money and Refunding Issue),
                 6.350%, 7/01/28 (Alternative Minimum Tax)

        2,875   Florida Housing Finance Agency, Homeowner Mortgage Revenue              7/07 at 102.00          AAA       2,963,349
                 Bonds, 1997 Series 2, 5.900%, 7/01/29 (Alternative Minimum Tax)

        1,400   Manatee County Housing Finance Authority, Florida, Single              11/05 at 102.00          Aaa       1,484,924
                 Family Mortgage Revenue Bonds, Series 1994, Subseries 3,
                 7.600%, 11/01/26 (Alternative Minimum Tax)

        1,365   Manatee County Housing Finance Authority, Florida, Single               5/06 at 105.00          Aaa       1,488,123
                 Family Mortgage Revenue Bonds, Series 1996, Subseries 1,
                 7.450%, 5/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.3%

          665   New Jersey Economic Development Authority, Economic                     6/11 at 102.00           A+         679,490
                 Development Revenue Bonds (Masonic Charity Foundation
                 Project), Series 2001, 5.500%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 13.9%

        2,810   Broward County, Florida, General Obligation Public Improvement            No Opt. Call          AA+       3,239,115
                 Refunding Bonds, Series 1986, 12.500%, 1/01/04

        9,230   State Board of Education, Florida, Public Education Capital Outlay      6/11 at 101.00          AAA       9,188,188
                 Bonds (Full Faith and Credit), Series C, 5.125%, 6/01/31

       12,000   State Board of Education, Florida, Public Education Capital Outlay      6/07 at 101.00          AA+      10,754,880
                 Bonds (Full Faith and Credit), 1996 Series B, 4.500%, 6/01/27

        8,000   State Board of Education, Florida, Public Education Capital Outlay      6/12 at 100.00          AA+       8,598,160
                 Bonds (Full Faith and Credit), 2002 Refunding Series D, 5.375%, 6/01/16

                Galveston County, Texas, Justice Center and Public Safety Building
                Bonds, Series 2001:
        4,165    0.000%, 2/01/24                                                          No Opt. Call          Aaa       1,245,460
        3,205    0.000%, 2/01/25                                                          No Opt. Call          Aaa         902,304
        3,000    0.000%, 2/01/26                                                          No Opt. Call          Aaa         796,680


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.4%

                Beacon Tradeport Community Development District, Miami-Dade
                County, Florida, Special Assessment Bonds (Commercial Project),
                Series 2002A:
        2,375    5.250%, 5/01/16                                                        5/12 at 102.00           AA       2,462,923
        1,700    5.625%, 5/01/32                                                        5/12 at 102.00           AA       1,735,700

       16,315   Dade County, Florida, Special Obligation and Refunding Bonds,          10/06 at 102.00          AAA      15,882,979
                 Series 1996B, 5.000%, 10/01/35

                Florida Intergovernmental Finance Commission, Daytona Beach
                Community Redevelopment Agency, Capital Revenue Bonds, 2001
                Series C-1:
        1,280    5.000%, 2/01/20                                                        8/11 at 100.00          Aaa       1,285,043
        5,000    5.125%, 2/01/31                                                        8/11 at 100.00          Aaa       4,947,950

        5,000   Florida Ports Financing Commission, Revenue Bonds (State                6/07 at 101.00          AAA       5,012,650
                 Transportation Trust Fund), Series 1996, 5.375%, 6/01/27
                 (Alternative Minimum Tax)

        5,000   Hernando County, Florida, Revenue Bonds (Criminal Justice                 No Opt. Call          AAA       6,608,700
                 Complex Financing Program), 1986 Series, 7.650%, 7/01/16

                Manchester Housing and Redevelopment Authority, New Hampshire,
                Revenue Bonds, 2000 Series B:
        5,140    0.000%, 1/01/21                                                         1/10 at 46.78            A       1,666,234
        4,640    0.000%, 1/01/25                                                         1/10 at 35.11            A       1,136,150
        5,140    0.000%, 1/01/28                                                         1/10 at 28.27            A       1,036,944

          575   Osceola County Industrial Development Authority, Florida,               8/11 at 101.00          AAA         568,692
                 Industrial Development Revenue Bonds (P.M. Wells Charter
                 School Project), Series 2001A, 5.000%, 8/01/23

                Tampa Sports Authority, Florida, 1995 Special Purpose Bonds
                (Tampa Bay Arena Project), Sales Tax Payment Series:

        1,250    5.750%, 10/01/20                                                         No Opt. Call          AAA       1,395,663
        2,585    5.750%, 10/01/25                                                         No Opt. Call          AAA       2,851,462

        8,605   Volusia County School Board, Florida, Sales Tax Revenue Bonds,         10/12 at 100.00          AAA       9,331,778
                 Series 2002, 5.375%, 10/01/15


                                       13


                          Nuveen Florida Investment Quality Municipal Fund (NQF) (continued)
                                 Portfolio of Investments June 30, 2002
    PRINCIPAL                                                                            OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 24.8%

$      11,500   Broward County, Florida, Airport System Revenue Bonds,                 10/11 at 101.00          AAA     $11,444,340
                 2001 Series J-1, 5.250%, 10/01/26 (Alternative Minimum Tax)

        3,500   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,            10/06 at 102.00          AAA       3,598,560
                 5.750%, 10/01/26 (Alternative Minimum Tax)

       12,000   Director of the State of Nevada, Department of Business and             1/10 at 100.00          AAA      11,999,880
                 Industry, Las Vegas Monorail Project Revenue Bonds, 1st Tier
                 Series 2000, 5.375%, 1/01/40

       13,000   Greater Orlando Aviation Authority, Florida, Airport Facilities        10/09 at 101.00          AAA      12,642,500
                 Revenue Bonds, Series 1999A, 5.125%, 10/01/28 (Alternative
                 Minimum Tax)

        4,000   Greater Orlando Aviation Authority, Florida, Airport Facilities        10/12 at 100.00          AAA       3,999,680
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 (Alternative
                 Minimum Tax)

        2,590   Hillsborough County Aviation Authority, Florida, Tampa International   10/06 at 102.00          AAA       2,726,778
                 Airport Revenue Bonds, 1996 Series A, 6.000%, 10/01/23
                 (Alternative Minimum Tax)

        3,500   Hillsborough County Aviation Authority, Florida, Tampa                 10/06 at 102.00          AAA       3,698,135
                 International Airport Revenue Bonds, Series 1996B,
                 5.875%, 10/01/23

        1,750   Miami-Dade County Industrial Development Authority, Florida,           10/09 at 101.00          AAA       1,857,135
                 Industrial Development Revenue Bonds (Airis Miami II LLC
                 Project at the Miami International Airport), Series 1999,
                 6.000%, 10/15/25 (Alternative Minimum Tax)

        4,450   Miami-Dade County, Florida, Miami International Airport,               10/08 at 101.00          AAA       4,302,527
                 Aviation Revenue Bonds (Hub of the Americas), Series 1998C,
                 5.000%, 10/01/28 (Alternative Minimum Tax)

        5,390   Miami-Dade County, Florida, Miami International Airport,               10/12 at 100.00          AAA       5,780,236
                 Aviation Revenue Bonds, Series 2002, 5.750%, 10/01/18


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.9%

        2,395   Dade County, Florida, Special Obligation Bonds (Courthouse              4/04 at 102.00        A3***       2,617,136
                 Center Project), Series 1994, 6.300%, 4/01/14
                 (Pre-refunded to 4/01/04)

        7,225   Dade County, Florida, Special Obligation and Refunding Bonds,           10/08 at 48.84          AAA       2,842,532
                 Series 1996B, 0.000%, 10/01/20 (Pre-refunded to 10/01/08)

        6,955   State Board of Education, Florida, Public Education Capital Outlay      6/05 at 101.00          AAA       7,705,166
                 Bonds (Full Faith and Credit), 1993 Series F, 6.000%, 6/01/20
                 (Pre-refunded to 6/01/05)

          950   City of Fort Myers, Florida, Improvement Revenue Bonds (Special         7/03 at 100.00      BBB-***         999,543
                 Assessment Geographical Area No. 24 Improvements),
                 Series 1991A, 7.100%, 7/01/06 (Pre-refunded to 7/01/03)

        1,400   City of Pembroke Pines, Florida, Capital Improvement Revenue           10/04 at 102.00          AAA       1,550,262
                 Bonds, Series 1995, 6.000%, 10/01/25 (Pre-refunded to 10/01/04)

        3,570   Seminole County, Florida, Water and Sewer Revenue Refunding               No Opt. Call          AAA       4,130,383
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 18.9%

        1,970   Dade County, Florida, Resource Recovery Facility Revenue Bonds,           No Opt. Call          AAA       2,187,015
                 Refunding Series 1996, 6.000%, 10/01/06

        5,650   Hillsborough County Industrial Development Authority, Florida,         10/12 at 100.00           A1       5,815,658
                 Pollution Control Revenue Bonds (Tampa Electric Company
                 Project), Series 2002, 5.100%, 10/01/13

        6,500   Jacksonville Electric Authority, Florida, Electric System Revenue      10/03 at 100.00           AA       6,542,185
                 Bonds, Series 2000 3-C, 5.625%, 10/01/35

        4,250   City of Lakeland, Florida, Energy System Refunding Revenue Bonds,         No Opt. Call          AAA       4,937,948
                 Series 1999C, 6.050%, 10/01/11

        7,345   Orlando Utilities Commission, Florida, Water and Electric              10/11 at 101.00          Aa1       7,679,418
                 Revenue Bonds, Series 2001 Refunding, 5.250%, 10/01/18

        6,710   Orlando Utilities Commission, Florida, Water and Electric              10/02 at 100.00          Aa2       6,644,510
                 Subordinate Revenue Bonds, Series 1989D, 5.000%, 10/01/23

        5,000   Orlando Utilities Commission, Florida, Water and Electric Revenue         No Opt. Call          Aa1       5,755,900
                 Refunding Bonds, Series 1992, 6.000%, 10/01/10

        5,550   Puerto Rico Electric Power Authority, Power Revenue Bonds,              7/12 at 101.00          AAA       5,578,250
                 2002 Series II, 5.125%, 7/01/26

        2,000   Puerto Rico Electric Power Authority, Power Revenue Refunding             No Opt. Call          AAA       2,188,840
                 Bonds, 2002 Series JJ, 5.250%, 7/01/15


                                       14


    PRINCIPAL                                                                            OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 10.4%

$         835   Florida Keys Aqueduct Authority, Water Revenue Bonds, Series 1991,      9/02 at 100.00          AAA      $  842,298
                 6.750%, 9/01/21

        1,000   City of Jacksonville, Florida, Water and Sewer Revenue Bonds            8/05 at 102.00          AAA       1,085,510
                 (United Water Florida Project), Series 1995, 6.350%, 8/01/25
                 (Alternative Minimum Tax)

       10,300   Miami-Dade County, Florida, Water and Sewer System Revenue             10/09 at 101.00          AAA      10,096,369
                 Bonds, Series 1999A, 5.000%, 10/01/29

        1,175   Naples, Florida, Water and Sewer Revenue Bonds, Series 2002,            9/12 at 100.00          Aa2       1,249,613
                 5.000%, 9/01/14

                City of North Port, Florida, Utility System Revenue Bonds, Series 2000:
          750    5.000%, 10/01/25                                                      10/10 at 101.00          Aaa         740,295
        1,385    5.000%, 10/01/30                                                      10/10 at 101.00          Aaa       1,355,153

        1,680   Seminole County, Florida, Water and Sewer Revenue Refunding               No Opt. Call          AAA       1,945,440
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19

        5,000   City of Sunrise, Florida, Utility System Revenue Refunding Bonds,      10/18 at 100.00          AAA       4,948,400
                 Series 1998, 5.000%, 10/01/28

        1,450   City of Tampa, Florida, Water and Sewer System Revenue Bonds,          10/02 at 101.00          AAA       1,478,840
                 Series 1992A, 6.000%, 10/01/17

                City of Winter Springs, Florida, Water and Sewer Revenue Bonds,
                Series 2001 Refunding:
          700    5.250%, 4/01/16                                                        4/11 at 101.00          AAA         743,602
        1,585    5.000%, 4/01/20                                                        4/11 at 101.00          AAA       1,596,443
------------------------------------------------------------------------------------------------------------------------------------
$     393,490   Total Investments (cost $362,336,120) - 151.3%                                                          378,180,945
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      3,652,475
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.8)%                                                       (132,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $249,833,420
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                          Nuveen Florida Quality Income Municipal Fund (NUF)
                          Portfolio of
                                  Investments June 30, 2002

    PRINCIPAL                                                                            OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER CYCLICALS - 4.2%

$      10,000   Hillsborough County Industrial Development Authority, Florida,          4/10 at 101.00          N/R      $9,059,200
                 Exempt Facilities Revenue Bonds (National Gypsum Company -
                 Apollo Beach Project), Series 2000B, 7.125%, 4/01/30 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.2%

                Brevard County Educational Facilities Authority, Florida,
                Educational Facilities Refunding and Improvement Revenue Bonds,
                Series 1992:
        1,870    6.750%, 11/01/07                                                      11/02 at 102.00         BBB-       1,921,668
        4,790    6.875%, 11/01/22                                                      11/02 at 102.00         BBB-       4,902,278

        2,200   Rhode Island Health and Educational Building Corporation, Higher       11/10 at 101.00           AA       2,225,014
                 Education Facility Revenue Bonds, Roger Williams University
                 Issue, Series 2000, 5.500%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 25.4%

        1,000   Alachua County Health Facilities Authority, Florida, Health Facilities 12/02 at 100.00          AAA       1,014,160
                 Revenue Bonds (Shands Hospital at the University of Florida
                 Project), Series 1992R, 5.750%, 12/01/15

        2,600   Highlands County Health Facilities Authority, Florida, Hospital        11/11 at 101.00           A-       2,652,676
                 Revenue Bonds (Adventist Health System Sunbelt Obligated
                 Group), Series 2001A, 6.000%, 11/15/31

        8,500   Jacksonville Economic Development Commission, Florida,                 11/11 at 101.00          Aa2       8,481,130
                 Mayo Foundation Healthcare Facilities  Revenue Bonds (Mayo
                 Clinic Jacksonville), Series 2001A, 5.500%, 11/15/36

       10,395   City of Jacksonville, Florida, Hospital Revenue Bonds (University       8/02 at 102.00          AAA      10,642,193
                 Medical Center, Inc. Project), Series 1992, 6.600%, 2/01/21

        1,500   City of Leesburg, Florida, Hospital Revenue Refunding Bonds             7/03 at 102.00            A       1,557,975
                 (Leesburg Regional Medical Center Project), Series 1993A,
                 6.250%, 7/01/09

        4,500   City of Miami Beach Health Facilities Authority, Florida, Hospital     11/11 at 101.00           BB       3,906,045
                 Revenue Bonds (Mount Sinai Medical Center of Florida Project),
                 Series 2001A, 6.700%, 11/15/19

        9,000   North Broward Hospital District, Florida, Improvement Revenue           1/11 at 101.00           A-       9,140,130
                 Bonds, Series 2001, 6.000%, 1/15/31

        6,000   Orange County Health Facilities Authority, Florida, Hospital Revenue   12/12 at 100.00           A2       5,986,860
                 Bonds (Orlando Regional Healthcare System), Series 2002,
                 5.750%, 12/01/32

        7,000   Orange County Health Facilities Authority, Florida, Hospital           11/12 at 101.00           A-       6,928,320
                 Revenue Bonds (Adventist Health System), Series 2002,
                 5.250%, 11/15/18 (WI, settling 7/10/02)

        4,625   South Broward Hospital District, Florida, Hospital Revenue              5/12 at 101.00           A+       4,617,970
                 Bonds, Series 2002, 5.625%, 5/01/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 18.6%

                Broward County Housing Finance Authority, Florida, Multifamily
                Housing Revenue Refunding Bonds (Tamarac Pointe Apartments
                Project - GNMA Collateralized), Series 1996:
        1,500    6.250%, 7/01/26                                                        7/06 at 102.00          AAA       1,581,570
        1,000    6.300%, 1/01/32                                                        7/06 at 102.00          AAA       1,048,840

        9,600   Broward County Housing Finance Authority, Florida, Multifamily          6/09 at 102.00          N/R       8,855,520
                 Housing Revenue Bonds (Pembroke Gardens Project), Series 1999,
                 6.150%, 6/01/39 (Alternative Minimum Tax) (Mandatory put 6/01/29)

        1,405   Florida Housing Finance Agency, General Mortgage Revenue               12/02 at 103.00          AAA       1,448,302
                 Refunding Bonds, 1992 Series A, 6.400%, 6/01/24

        1,000   Florida Housing Finance Agency, Housing Revenue Bonds                  10/05 at 102.00          AAA       1,032,450
                 (Holly Cove Apartment Project), 1995 Series F, 6.150%, 10/01/25
                 (Alternative Minimum Tax)

        3,170   Florida Housing Finance Corporation, Housing Revenue Refunding         12/08 at 102.00           A+       3,023,134
                 Bonds (Hunters Ridge at Deerwood Apartments), 1998 Series O,
                 5.300%, 12/01/28

        5,790   Florida Housing Finance Corporation, Housing Revenue Bonds             10/10 at 102.00          Aaa       5,995,719
                 (Villa de Mallorca Apartments), Series 2000H-1,
                 6.000%, 7/01/33 (Alternative Minimum Tax)

                                       16

    PRINCIPAL                                                                            OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

$       7,455   Florida Housing Finance Corporation, Revenue Bonds                        No Opt. Call          N/R      $7,490,784
                 (Pembroke Apartments), Series 2001B, 7.750%, 2/01/41

        2,580   Florida Housing Finance Corporation, Revenue Bonds (River                 No Opt. Call          N/R       2,592,384
                 Run Apartments), Series 2001, 7.750%, 2/01/41

        3,630   Miami-Dade County Housing Finance Authority, Florida,                   1/11 at 102.00          AAA       3,796,181
                 Multifamily Revenue Bonds (Sunset Bay Apartments Project),
                 Series 2000-5A, 5.950%, 7/01/30 (Alternative Minimum Tax)

        3,240   Pinellas County Housing Finance Authority, Florida, Multifamily         1/08 at 100.00          AAA       3,392,215
                 Housing Revenue Bonds (Emerald Bay Apartments Projects),
                 Series 1998A, 5.000%, 4/01/28 (Alternative Minimum Tax)
                 (Mandatory put 4/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.7%

        6,860   Housing Finance Authority of Broward County, Florida, Single             4/09 at 25.51          Aaa       1,128,264
                 Family Mortgage Revenue Refunding Bonds, Series 2000B,
                 0.000%, 4/01/29 (Alternative Minimum Tax)

        5,135   Housing Finance Authority of Broward County, Florida, Single             4/10 at 25.36          Aaa         827,608
                 Family Mortgage Revenue Bonds, Series 2001C,
                 0.000%, 4/01/33 (Alternative Minimum Tax)

          224   Housing Finance Authority of Dade County, Florida, Single Family       12/02 at 101.00          AAA         227,716
                 Mortgage Revenue Refunding Bonds, Series 1991D,
                 6.950%, 12/15/12

          250   Housing Finance Authority of Dade County, Florida, Single Family        9/02 at 101.00          Aaa         252,358
                 Mortgage Revenue Bonds, Series 1991E, 7.000%, 3/01/24

        1,665   Housing Finance Authority of Dade County, Florida, Single               4/05 at 102.00          AAA       1,740,991
                 Family Mortgage Revenue Bonds, Series 1995,
                 6.550%, 10/01/27 (Alternative Minimum Tax)

        4,155   Florida Housing Finance Agency, Homeowner Mortgage Revenue              1/06 at 102.00           AA       4,323,568
                 Bonds, 1995 Series 2 (Refunding/New Money Issue),
                 6.200%, 7/01/27 (Alternative Minimum Tax)

        1,270   Florida Housing Finance Agency, Home Ownership Revenue                    No Opt. Call          AAA       1,447,152
                 Refunding Bonds, 1987 Series G1, 8.595%, 11/01/17

        1,835   Housing Finance Authority of Lee County, Florida, Single Family         3/07 at 105.00          Aaa       1,994,260
                 Mortgage Revenue Bonds (Multi-County Program), Series 1997A,
                 Subseries 1, 7.200%, 3/01/27 (Alternative Minimum Tax)

          660   Housing Authority of Miami-Dade County, Florida, Home Ownership         4/08 at 101.50          Aaa         677,840
                 Mortgage Revenue Bonds, Series 1999A-1, 5.550%, 10/01/19
                 (Alternative Minimum Tax)

        2,930   Housing Finance Authority of Orange County, Florida, Single             4/06 at 102.00          AAA       3,049,017
                 Family Mortgage Revenue Bonds (GNMA  and Fannie Mae
                 Mortgage-Backed Securities Program), Series 1996A,
                 6.300%, 4/01/28 (Alternative Minimum Tax)

        3,010   Housing Finance Authority of Orange County, Florida, Single             9/07 at 102.00          AAA       3,048,558
                 Family Mortgage Revenue Bonds (GNMA and Fannie Mae
                 Securities Program), Series 1997B, 5.100%, 9/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.3%

        7,285   City of Atlantic Beach, Florida, Healthcare Facilities Revenue         10/09 at 101.00            A       7,492,258
                 Refunding Bonds (Fleet Landing Project), Series 1999,
                 5.750%, 10/01/18

                Jacksonville Health Facilities Authority, Florida, Industrial
                Development Revenue Bonds (National Benevolent Association -
                Cypress Village Florida Project), Series 2000A:

          500    7.050%, 3/01/24                                                        3/10 at 101.00         Baa3         515,615
        1,250    7.100%, 3/01/30                                                        3/10 at 101.00         Baa3       1,290,875


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.8%

        4,940   State Board of Education, Florida, Public Education Capital             6/11 at 101.00          AAA       4,925,476
                 Outlay Bonds (Full Faith and Credit), Series C, 5.125%, 6/01/29

       10,000   State Board of Education, Florida, Public Education Capital Outlay      6/08 at 101.00          AA+       9,133,000
                 Refunding Bonds (Full Faith and Credit), 1998 Series D,
                 4.500%, 6/01/24

       10,000   State Board of Education, Florida, Public Education Capital Outlay      6/09 at 101.00          AAA       9,227,300
                 Refunding Bonds (Full Faith and Credit), 1999 Series A,
                 4.500%, 6/01/23

                                       17


                          Nuveen Florida Quality Income Municipal Fund (NUF) (continued)
                                 Portfolio of Investments June 30, 2002
    PRINCIPAL                                                                            OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 11.3%

$         850   Beacon Tradeport Community Development District, Miami-Dade             5/12 at 102.00           AA      $  867,850
                 County, Florida, Special Assessment Bonds (Commercial Project),
                 Series 2002A, 5.625%, 5/01/32

        2,000   Dade County, Florida, Special Obligation and Refunding Bonds,          10/06 at 102.00          AAA       1,947,040
                 Series 1996B, 5.000%, 10/01/35

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        1,040    0.000%, 11/01/25                                                         No Opt. Call          AAA         294,767
        1,590    0.000%, 11/01/26                                                         No Opt. Call          AAA         425,945

        3,170   City of Jacksonville, Florida, Excise Taxes Revenue Bonds,                No Opt. Call          AAA       1,635,340
                 Series 1993, 0.000%, 10/01/15 (Alternative Minimum Tax)

        1,430   City of Jacksonville, Florida, Better Jacksonville Sales Tax Revenue   10/11 at 100.00          AAA       1,423,408
                 Bonds, Series 2001, 5.000%, 10/01/23

        2,475   Northern Palm Beach County Improvement District, Florida,               8/10 at 102.00           AA       2,683,445
                 Water Control and Improvement Bonds (Unit of Development
                 No. 19), Series 2000, 6.100%, 8/01/21

        2,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds,          1/04 at 102.00          AAA       2,126,520
                 Series 1994, 6.125%, 1/01/24

       11,815   Volusia County School Board, Florida, Sales Tax Revenue Bonds,         10/12 at 100.00          AAA       12,904,934
                 Series 2002, 5.375%, 10/01/14


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 29.6%

        2,225   Broward County, Florida, Airport System Revenue Bonds,                 10/11 at 101.00          AAA       2,243,267
                 2001 Series J-1, 5.250%, 10/01/21 (Alternative Minimum Tax)

       12,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,            10/06 at 102.00          AAA      12,337,920
                 5.750%, 10/01/26 (Alternative Minimum Tax)

        1,500   Dade County, Florida, Aviation Revenue Bonds, Series 1995B,            10/05 at 102.00          AAA       1,573,005
                 6.000%, 10/01/24 (Alternative Minimum Tax)

       15,000   Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth              11/09 at 100.00          AAA      15,855,300
                 International Airport, Joint Revenue Bonds, Series 2000A,
                 6.125%, 11/01/35 (Alternative Minimum Tax)

        8,540   Greater Orlando Aviation Authority, Florida, Airport Facilities        10/02 at 102.00          AAA       8,798,335
                 Revenue Bonds, Series 1992A, 6.500%, 10/01/12 (Alternative
                 Minimum Tax)

        3,500   Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue 10/07 at 101.00         AAA       3,507,035
                 Bonds, Series 1997, 5.250%, 10/01/23 (Alternative Minimum Tax)

        4,000   Greater Orlando Aviation Authority, Florida, Airport Facilities        10/12 at 100.00          AAA       3,999,680
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 (Alternative
                 Minimum Tax)

        7,500   Miami-Dade County, Florida, Miami International Airport, Aviation      10/08 at 101.00          AAA       7,269,300
                 Revenue Bonds (Hub of the Americas), Series 1998A,
                 5.000%, 10/01/24 (Alternative Minimum Tax)

        4,000   Miami-Dade County, Florida, Miami International Airport,               10/08 at 101.00          AAA       3,931,840
                 Aviation Revenue Bonds (Hub of the Americas), Series 1998C,
                 5.000%, 10/01/23 (Alternative Minimum Tax)

        2,000   Miami-Dade County Expressway Authority, Florida, Toll System            7/11 at 101.00          Aaa       2,008,600
                 Refunding Revenue Bonds, Series 2001, 5.000%, 7/01/21

        2,500   Palm Beach County, Florida, Airport System Revenue Refunding           10/02 at 102.00          AAA       2,575,425
                 Bonds, Series 1992, 6.375%, 10/01/14


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.3%

        1,500   Bradford County Health Facilities Authority, Florida, Health Facilities   No Opt. Call          AAA       1,720,050
                 Revenue Refunding Bonds (Santa Fe Healthcare Facilities Project),
                 Series 1993, 6.050%, 11/15/16

        7,000   Dade County Health Facilities Authority, Florida, Hospital Revenue      8/02 at 102.00          AAA       7,186,690
                 Refunding Bonds (North Shore  Medical Center Project),
                 Series 1992, 6.500%, 8/15/15 (Pre-refunded to 8/15/02)

        2,000   Florida Department of Corrections, Certificates of Participation,       3/04 at 102.00        AA***       2,201,760
                 Series 1994, 6.000%, 3/01/14 (Pre-refunded to 3/01/04)

        3,000   Orange County, Florida, Tourist Development Tax Revenue Bonds,         10/02 at 102.00          AAA       3,099,210
                 Series B, 6.500%, 10/01/19 (Pre-refunded to 10/01/02)

        2,300   Sarasota County, Florida, Utility System Revenue Bonds,                10/04 at 102.00          AAA       2,572,136
                 Series 1994, 6.500%, 10/01/22 (Pre-refunded to 10/01/04)

                                       18

    PRINCIPAL                                                                            OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       2,000   Seminole County School Board, Florida, Certificates of Participation,   7/04 at 102.00          AAA      $2,201,500
                 Series 1994A, 6.125%, 7/01/19 (Pre-refunded to 7/01/04)

        1,000   City of Stuart Public Utilities, Florida, Revenue Improvement          10/03 at 100.00          AAA       1,064,850
                 Bonds, Series 1994, 6.800%, 10/01/24 (Pre-refunded to 10/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 21.4%

       10,000   Citrus County, Florida, Pollution Control Refunding Revenue             7/02 at 102.00           A2      10,231,200
                 Bonds (Florida Power Corporation - Crystal River Power Plant
                 Project), Series 1992A, 6.625%, 1/01/27

        5,830   Hillsborough County Industrial Development Authority, Florida,          8/02 at 102.00           A1       5,981,055
                 Pollution Control Revenue Bonds (Tampa Electric Company
                 Project), Series 1991, 7.875%, 8/01/21 (Pre-refunded to 8/01/02)

                Hillsborough County Industrial Development Authority, Florida,
                Pollution Control Revenue Bonds (Tampa Electric Company
                Project), Series 2002:
       10,000    5.100%, 10/01/13                                                      10/12 at 100.00           A1      10,293,200
        5,000    5.500%, 10/01/23                                                      10/12 at 100.00           A1       5,013,150

        3,000   JEA, Florida, Electric System Revenue Bonds, Subordinate Lien          10/03 at 100.00          AA-       3,131,790
                 Series 2000D, 5.375%, 10/01/11

        3,290   Orlando Utilities Commission, Florida, Water and Electric Revenue      10/11 at 101.00          Aa1       3,467,199
                 Bonds, Series 2001 Refunding, 5.250%, 10/01/17

        3,000   Orlando Utilities Commission, Florida, Water and Electric              10/02 at 100.00          Aa2       3,003,060
                 Subordinate Revenue Bonds, Series 1992A, 5.500%, 10/01/27

        5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,              7/12 at 101.00          AAA       5,025,450
                 2002 Series II, 5.125%, 7/01/26


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.4%

        5,000   Town of Davie, Florida, Water and Sewer Improvement and                10/02 at 102.00          AAA       5,154,400
                 Refunding Revenue Bonds, Series 1992, 6.250%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
$     334,374   Total Investments (cost $316,528,071) - 150.2%                                                          324,350,230
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.0%                                                                      8,693,877
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.2)%                                                       (117,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $216,044,107
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                          Nuveen Insured Florida Premium Income Municipal Fund (NFL)
                          Portfolio of
                                  Investments June 30, 2002
    PRINCIPAL                                                                            OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 2.5%

$       5,325   Escambia County Housing Finance Authority, Florida, Dormitory           6/09 at 101.00          AAA      $5,613,722
                 Revenue Bonds (University of West Florida Foundation, Inc.
                 Project), Series 1999, 5.750%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.8%

        2,500   Alachua County Health Facilities Authority, Florida, Health Facilities 12/02 at 100.00          AAA       2,535,400
                 Revenue Bonds (Shands Hospital at the University of Florida
                 Project), Series 1992R, 5.750%, 12/01/15

        2,000   Brevard County Health Facilities Authority, Florida, Hospital          10/06 at 101.00          AAA       2,119,540
                 Revenue Bonds (Holmes Regional Medical Center Project),
                 Series 1996, 5.625%, 10/01/14

        2,500   Hillsborough County Industrial Development Authority, Florida,            No Opt. Call          AAA       3,003,800
                 Industrial Development Revenue Bonds (University Community
                 Hospital), Series 1994, 6.500%, 8/15/19

        5,000   Lee County Hospital Board of Directors, Florida, Fixed Rate             4/07 at 102.00          AAA       5,263,050
                 Hospital Revenue Bonds (Lee Memorial Health System),
                 1997 Series A, 5.750%, 4/01/22

        7,220   Miami-Dade County Health Facilities Authority, Florida, Hospital        8/11 at 101.00          AAA       7,179,929
                 Revenue Bonds (Miami Children's Hospital Refunding),
                 Series 2001A, 5.125%, 8/15/26

        5,000   North Broward Hospital District, Florida, Refunding and                 1/07 at 101.00          AAA       5,079,750
                 Improvement Revenue Bonds, Series 1997, 5.375%, 1/15/24

        5,540   Polk County Industrial Development Authority, Florida, Industrial       9/02 at 103.00          AAA       5,748,138
                 Development Bonds (Winter Haven Hospital Project),
                 1985 Series 2, 6.250%, 9/01/15


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 17.0%

          980   Housing Finance Authority of Broward County, Florida,                   6/07 at 102.00          AAA       1,010,694
                 Multifamily Housing Revenue Refunding Bonds (Pompano Oaks
                 Apartments Project - GNMA Collateralized), Series 1997,
                 6.000%, 12/01/27 (Alternative Minimum Tax)

                Housing Finance Authority of Collier County, Florida,
                Multifamily Housing Revenue Refunding Bonds (Saxon Manor Isles
                Project), Series 1998A, Subseries 1:
        1,040    5.350%, 9/01/18 (Alternative Minimum Tax)                              3/08 at 101.00          AAA       1,060,010
        1,400    5.400%, 9/01/23 (Alternative Minimum Tax)                              3/08 at 101.00          AAA       1,408,918

                Housing Finance Authority of Collier County, Florida,
                Multifamily Housing Revenue Bonds (Saxon Manor Isles Project),
                Series 1998B:
        1,260    5.350%, 9/01/18 (Alternative Minimum Tax)                              3/08 at 101.00          AAA       1,284,242
        1,000    5.400%, 9/01/23 (Alternative Minimum Tax)                              3/08 at 101.00          AAA       1,006,370

                Housing Finance Authority of Dade County, Florida, Multifamily
                Mortgage Revenue Bonds (Siesta Pointe Apartments Project), 1997
                Series A:
        1,230    5.650%, 9/01/17 (Alternative Minimum Tax)                              9/07 at 101.00          AAA       1,273,247
        1,890    5.750%, 9/01/29 (Alternative Minimum Tax)                              9/07 at 101.00          AAA       1,926,175

        1,400   Florida Housing Finance Agency, Housing Revenue Bonds                   4/07 at 102.00          AAA       1,464,078
                 (Riverfront Apartments Project), 1997 Series A, 6.250%, 4/01/37
                 (Alternative Minimum Tax)

        1,590   Florida Housing Finance Agency, Housing Revenue Bonds                  12/05 at 102.00          AAA       1,651,040
                 (Williamsburg Village Apartments Project), 1995 Series E,
                 6.100%, 12/01/20 (Alternative Minimum Tax)

        1,000   Florida Housing Finance Agency, Housing Revenue Bonds                   5/06 at 102.00          AAA       1,051,540
                 (Turtle Creek Apartments Project), 1996 Series C1,
                 6.100%, 5/01/16 (Alternative Minimum Tax)

                Florida Housing Finance Agency, Housing Revenue Bonds (Sterling
                Palms Apartments Project), 1996 Series D-1:
        1,000    6.300%, 12/01/16 (Alternative Minimum Tax)                             6/06 at 102.00          AAA       1,059,150
        1,500    6.400%, 12/01/26 (Alternative Minimum Tax)                             6/06 at 102.00          AAA       1,569,870

          750   Florida Housing Finance Agency, Housing Revenue Bonds                  12/06 at 102.00          AAA         776,093
                 (The Crossings at Indian Run Apartments Project),
                 1996 Series V, 6.100%, 12/01/26 (Alternative Minimum Tax)

        2,535   Florida Housing Finance Corporation, GNMA Collateralized                9/10 at 102.00          AAA       2,602,887
                 Housing Revenue Bonds (Raintree Apartments), 2000 Series J-1,
                 5.950%, 3/01/35 (Alternative Minimum Tax)

                                       20

    PRINCIPAL                                                                            OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

$       2,105   Florida Housing Finance Corporation, GNMA Collateralized Housing       12/10 at 102.00          AAA      $2,180,801
                 Revenue Bonds (Cobblestone Apartments), 2000 Series K-1,
                 6.000%, 12/01/33 (Alternative Minimum Tax)

                Florida Housing Finance Corporation, Housing Revenue Bonds
                (Augustine Club Apartments), 2000 Series D-1:
        1,500    5.500%, 10/01/20                                                      10/10 at 102.00          Aaa       1,541,910
        4,750    5.750%, 10/01/30                                                      10/10 at 102.00          Aaa       4,892,405

        3,605   City of Jacksonville, Florida, Housing Revenue Refunding Bonds          9/03 at 102.00          AAA       3,637,769
                 (GNMA Collateralized - Windermere Manor Apartments Project),
                 Series 1993A, 5.875%, 3/20/28

        1,425   Miami-Dade County Housing Finance Authority, Florida,                   6/11 at 100.00          AAA       1,452,816
                 Multifamily Mortgage Revenue Bonds (Country Club Villas II
                 Project), Series 2001-1A, 5.750%, 7/01/27 (Alternative
                 Minimum Tax)

        4,950   Nevada Housing Division, Multi-Unit Housing Bonds (Whispering           4/10 at 100.00          AAA       5,116,073
                 Palms Project), 2000 Series A, 6.300%, 4/01/32
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.2%

        2,675   Broward County Housing Finance Authority, Florida, Single Family        4/09 at 101.00          Aaa       2,635,731
                 Mortgage Revenue Refunding Bonds, Series 1999B,
                 5.250%, 4/01/31 (Alternative Minimum Tax)

        3,110   Duval County Housing Finance Authority, Florida, Single Family         10/04 at 102.00          Aaa       3,226,967
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1994, 6.700%, 10/01/26
                 (Alternative Minimum Tax)

        2,760   Escambia County Housing Finance Authority, Florida, Single              4/08 at 102.00          Aaa       2,706,511
                 Family Mortgage Revenue Bonds (Multi-County Program),
                 Series 1999, 5.200%, 4/01/32 (Alternative Minimum Tax)

       14,530   Florida Housing Finance Corporation, Homeowner Mortgage                  1/10 at 24.65          AAA       2,220,184
                 Revenue Bonds, 2000 Series 4, 0.000%, 7/01/30 (Alternative
                 Minimum Tax)

        4,425   Florida Housing Finance Corporation, Homeowner Mortgage                  1/09 at 31.28          AAA         894,602
                 Revenue Bonds, 1999 Series 2, 0.000%, 7/01/30 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 1.6%

                Galveston County, Texas, Unlimited Tax Road Bonds, Series 2001:
        3,100    0.000%, 2/01/23                                                          No Opt. Call          Aaa         992,155
        3,130    0.000%, 2/01/24                                                          No Opt. Call          Aaa         935,964
        3,165    0.000%, 2/01/25                                                          No Opt. Call          Aaa         891,042
        3,195    0.000%, 2/01/26                                                          No Opt. Call          Aaa         848,464


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 34.1%

        4,835   Cape Coral, Florida, Capital Improvement Revenue Bonds,                10/09 at 101.00          Aaa       4,983,918
                  Series 1999, 5.375%, 10/01/24

        2,250   Dade County, Florida, Special Obligation and Refunding Bonds,          10/06 at 102.00          AAA       2,190,420
                 Series 1996B, 5.000%, 10/01/35

        1,555   DeSoto County, Florida, Capital Improvement Revenue Bonds,              4/12 at 101.00          AAA       1,604,558
                 Series 2002, 5.250%, 10/01/20

                Destin, Florida, Capital Improvement Revenue Bonds, Series 2002:
        1,000    5.000%, 8/01/27                                                        8/12 at 101.00          Aaa         981,580
        1,000    5.125%, 8/01/31                                                        8/12 at 101.00          Aaa         990,990

        2,230   Florida Ports Financing Commission, Revenue Bonds (State               10/09 at 101.00          AAA       2,272,727
                 Transportation Trust Fund - Intermodal Program), Series 1999,
                 5.500%, 10/01/23 (Alternative Minimum Tax)

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        3,365    5.375%, 11/01/25                                                      11/10 at 101.00          AAA       3,446,669
        3,345    5.375%, 11/01/30                                                      11/10 at 101.00          AAA       3,413,706

                Florida Municipal Loan Council, Revenue Bonds, Series 2001A:
        1,000    5.250%, 11/01/18                                                      11/11 at 101.00          AAA       1,045,830
        2,000    4.750%, 11/01/21                                                      11/11 at 101.00          AAA       1,937,140

        1,080   City of Gulf Breeze, Florida, Revenue Bonds (Local Government          12/06 at 101.00          AAA       1,169,888
                 Loan Program), Remarketed Series 1985B, 5.900%, 12/01/15
                 (Mandatory put 12/01/10)

        1,020   City of Gulf Breeze, Florida, Revenue Bonds (Local Government          12/06 at 101.00          AAA       1,122,357
                 Loan Program), Remarketed Series 1985C, 5.900%, 12/01/15
                 (Mandatory put 12/01/08)

        8,000   City of Gulf Breeze, Florida, Capital Funding Revenue Bonds,            6/08 at 100.00          AAA       7,221,120
                 Series 1997B, 4.500%, 10/01/27

        1,500   City of Gulf Breeze, Florida, Revenue Bonds (Local Government          12/10 at 101.00          AAA       1,603,905
                 Loan Program), Remarketed Series 1985E, 5.750%, 12/01/20
                 (Mandatory put 12/01/19)

                                       21


                          Nuveen Insured Florida Premium Income Municipal Fund (NFL) (continued)
                                 Portfolio of Investments June 30, 2002
    PRINCIPAL                                                                            OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       5,200   City of Gulf Breeze, Florida, Revenue Bonds (Local Government          12/11 at 101.00          AAA      $5,439,096
                 Loan Program), Remarketed Series 1985E, 4.750%, 12/01/20
                 (Mandatory put 12/01/11)

        1,400   Hernando County, Florida, Capital Improvement Revenue Bonds,            2/03 at 102.00          AAA       1,456,252
                 Series 1993 Refunding, 5.750%, 2/01/14

        2,750   City and County of Jackson, Michigan, Downtown Development                No Opt. Call          AAA         731,913
                 Bonds (General Obligation - Limited Tax), Series 2001,
                 0.000%, 6/01/26

       23,000   Miami-Dade County, Florida, Subordinate Special Obligation               4/08 at 49.54          AAA       7,976,860
                 Bonds, Series 1997A, 0.000%, 10/01/21

        1,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds,          1/04 at 102.00          AAA       1,086,640
                 Series 1994, 7.000%, 1/01/14

        4,770   Orange County School Board, Florida, Certificates of Participation      8/07 at 101.00          Aaa       4,863,969
                 (Master Lease Program), Series 1997A, 5.375%, 8/01/22

        5,010   Orange County, Florida, Tourist Development Tax Revenue Bonds,         10/02 at 102.00          AAA       5,172,324
                 Series 1992A, 6.250%, 10/01/13 (Pre-refunded to 10/01/02)

        6,500   Palm Beach County, Florida, Administrative Complex Revenue                No Opt. Call          AAA       7,127,640
                 Refunding Bonds, Series 1993, 5.250%, 6/01/11

                Palm Beach County Criminal Justice Facilities, Florida, Revenue
                Refunding Bonds, Series 1993:
        2,500    5.375%, 6/01/08                                                          No Opt. Call          AAA       2,758,775
        4,000    5.375%, 6/01/10                                                          No Opt. Call          AAA       4,417,440

        1,245   Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002,                 4/12 at 100.00          AAA       1,245,386
                 5.000%, 4/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 29.5%

        9,000   Broward County, Florida, Airport System Revenue Bonds, 2001            10/11 at 101.00          AAA       8,956,440
                 Series J-1, 5.250%, 10/01/26 (Alternative Minimum Tax)

        3,000   Dade County, Florida, Aviation Revenue Refunding Bonds,                10/03 at 102.00          AAA       3,109,500
                 Series Y, 5.500%, 10/01/11

        1,100   Dade County, Florida, Seaport Revenue Refunding Bonds,                 10/05 at 102.00          AAA       1,200,705
                 Series 1995, 5.750%, 10/01/15

       15,000   Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth              11/09 at 100.00          AAA       15,855,300
                 International Airport, Joint Revenue Bonds, Series 2000A,
                 6.125%, 11/01/35 (Alternative Minimum Tax)

        5,000   Director of the State of Nevada, Department of Business and               No Opt. Call          AAA       1,257,500
                 Industry, Las Vegas Monorail Project Revenue Bonds, 1st Tier
                 Series 2000, 0.000%, 1/01/27

        2,000   Greater Orlando Aviation Authority, Florida, Airport Facilities        10/02 at 102.00          AAA       2,059,120
                 Revenue Bonds, Series 1992A, 6.375%, 10/01/21 (Alternative
                 Minimum Tax)

        3,295   Greater Orlando Aviation Authority, Florida, Airport Facilities        10/07 at 101.00          AAA       3,301,623
                 Revenue Bonds, Series 1997, 5.250%, 10/01/23 (Alternative
                 Minimum Tax)

        2,000   Greater Orlando Aviation Authority, Florida, Airport Facilities        10/12 at 100.00          AAA       1,982,520
                 Revenue Bonds, Series 2002A, 5.125%, 10/01/32

        2,350   Jacksonville Port Authority, Florida, Airport Revenue Bonds,           10/03 at 102.00          AAA       2,373,242
                 Series 1993 Refunding, 5.250%, 10/01/17 (Alternative
                 Minimum Tax)

        3,800   Jacksonville Port Authority, Florida, 1996 Port Facilities Revenue     11/06 at 102.00          AAA       3,934,520
                  Refunding Bonds, 5.625%, 11/01/18 (Alternative Minimum Tax)

       15,025   Lee County, Florida, Airport Revenue Bonds, Series 2000A,              10/10 at 101.00          AAA      15,971,725
                 6.000%, 10/01/32 (Alternative Minimum Tax)

        5,615   Miami-Dade County, Florida, Miami International Airport,               10/12 at 100.00          AAA       5,984,074
                 Aviation Revenue Bonds, Series 2002, 5.750%, 10/01/19
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 23.4%

        3,750   Broward County Health Facilities Authority, Florida, Hospital           6/03 at 102.00          AAA       3,955,800
                 Revenue Bonds (Holy Cross Hospital, Inc.), Series 1993,
                 5.850%, 6/01/12

        2,700   City of Cocoa, Florida, Water and Sewer System Improvement             10/07 at 101.00          AAA       3,085,911
                 Revenue Bonds, Series 1997, 5.875%, 10/01/26 (Pre-refunded to 10/01/07)

        4,500   Florida Department of Environmental Protection, Preservation 2000       7/05 at 101.00          AAA       4,965,120
                 Revenue Bonds, Series 1995A, 5.750%, 7/01/11 (Pre-refunded to 7/01/05)

        1,025   City of Jacksonville, Florida, Sales Tax Revenue Bonds (River          10/05 at 101.00          AAA       1,129,888
                 City Renaissance Project), Series 1995, 5.500%, 10/01/10
                 (Pre-refunded to 10/01/05)

                                       22

    PRINCIPAL                                                                            OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$         990   Orange County, Florida, Tourist Development Tax Revenue Bonds,         10/02 at 102.00          AAA      $1,014,889
                 Series 1992A, 6.250%, 10/01/13

        2,335   Pasco County, Florida, Gas Tax Refunding Revenue Bonds,                 8/02 at 102.00          AAA       2,391,017
                 Series 1992, 5.750%, 8/01/13 (Pre-refunded to 8/01/02)

        1,000   City of Port St. Lucie, Florida, Utility System Revenue Bonds,          9/04 at 100.00          AAA       1,085,160
                 Series 1994, 6.000%, 9/01/24 (Pre-refunded to 9/01/04)

                St. Lucie County, Florida, Utility System Refunding and Revenue
                Bonds, Series 1993:
        5,000    5.500%, 10/01/15                                                      10/03 at 102.00          AAA       5,346,950
        1,200    5.500%, 10/01/21                                                      10/03 at 102.00          AAA       1,267,308

        7,855   Seminole County, Florida, Water and Sewer Revenue Refunding               No Opt. Call          AAA       9,087,999
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19

                City of Sunrise, Florida, Utility System Revenue Bonds, Series 1996A:
        6,900    5.750%, 10/01/16 (Pre-refunded to 10/01/06)                           10/06 at 101.00          AAA       7,774,230
        8,700    5.750%, 10/01/21 (Pre-refunded to 10/01/06)                           10/06 at 101.00          AAA       9,802,290

        1,500   City of Tampa, Florida, Allegany Health System Revenue Bonds,          12/03 at 102.00          AAA       1,506,945
                 St. Joseph's Hospital, Inc. Issue, Series 1993, 5.125%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.7%

        1,250   Florida Municipal Power Agency, St. Lucie Project Refunding            10/02 at 102.00          AAA       1,257,688
                 Revenue Bonds, Series 1992, 5.250%, 10/01/21 (Pre-refunded to 10/01/02)

        1,500   Florida Municipal Power Agency, Tri-City Project Refunding Revenue     10/03 at 100.00          AAA       1,513,560
                 Bonds, Series 1992, 5.500%, 10/01/19

        3,500   Lee County, Florida, Solid Waste System Revenue Bonds,                 10/11 at 100.00          Aaa       3,782,800
                 Series 2001 Refunding, 5.625%, 10/01/13

        3,525   Palm Beach County Solid Waste Authority, Florida, Refunding               No Opt. Call          AAA       4,030,697
                 Revenue Bonds, Series 1997A, 6.000%, 10/01/09


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.4%

        3,000   City of Cocoa, Florida, Water and Sewer System Improvement             10/09 at 101.00          AAA       2,717,940
                 Revenue Bonds, Series 1999, 4.500%, 10/01/26

        3,000   Florida Governmental Utility Authority, Utility Revenue Bonds           7/09 at 101.00          Aaa       2,941,170
                 (Golden Gate Utility System), Series 1999, 5.000%, 7/01/29

        8,000   Indian River County, Florida, Water and Sewer Revenue Bonds,            9/08 at 102.00          AAA       8,070,800
                 Series 1993A, 5.250%, 9/01/24

        2,000   Indian Trail Water Control District, Florida, Water Control             8/07 at 101.00          AAA       2,065,100
                 and Improvement Bonds (Unit of Development No. 17),
                 Series 1996, 5.500%, 8/01/22

        5,450   JEA, Florida, Water and Sewer System Revenue Bonds,                     4/07 at 100.00          AAA       5,481,283
                 Series 2002A, 5.375%, 10/01/30

        2,250   City of Port Orange, Florida, Water and Sewer Refunding                10/03 at 101.00          AAA       2,268,900
                 Junior Lien Revenue Bonds, Series 1993, 5.250%, 10/01/21

       10,000   City of Port St. Lucie, Florida, Utility System Revenue Bonds,           9/11 at 34.97          AAA       2,075,600
                 Series 2001, 0.000%, 9/01/29

        3,530   Seminole County, Florida, Water and Sewer Revenue Refunding               No Opt. Call          AAA       4,087,739
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19

        1,300   City of Sunrise, Florida, Utility System Revenue Refunding             10/06 at 102.00          AAA       1,455,362
                 Bonds, Series 1996, 5.800%, 10/01/11

        1,100   Wauchula, Florida, Utility Revenue Bonds, Series 2001A,                10/11 at 101.00          AAA       1,075,920
                 5.000%, 10/01/31
------------------------------------------------------------------------------------------------------------------------------------
$     367,685   Total Investments (cost $308,100,471) - 146.2%                                                          327,346,475
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.4%                                                                      7,614,663
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.6)%                                                       (111,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $223,961,138
                ====================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

                                       23


                              Statement of
                                     Assets and Liabilities June 30, 2002
                                                                                    FLORIDA             FLORIDA     INSURED FLORIDA
                                                                         INVESTMENT QUALITY      QUALITY INCOME      PREMIUM INCOME
                                                                                       (NQF)               (NUF)               (NFL)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                           $378,180,945        $324,350,230        $327,346,475
Cash                                                                                275,082             260,267           2,278,160
Receivables:
   Interest                                                                       5,863,709           4,959,134           4,049,478
   Investments sold                                                                 505,000          11,842,566           2,663,853
Other assets                                                                         26,001              35,700              25,993
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                              384,850,737         341,447,897         336,363,959
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                 1,343,944           6,914,268                  --
Accrued expenses:
   Management fees                                                                  199,240             174,374             175,433
   Other                                                                            148,765             118,935             120,151
Preferred share dividends payable                                                    25,632              18,575              13,014
Common share dividends payable                                                    1,299,736           1,177,638           1,094,223
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                           3,017,317           8,403,790           1,402,821
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                          132,000,000         117,000,000         111,000,000
====================================================================================================================================
Net assets applicable to Common shares                                         $249,833,420        $216,044,107        $223,961,138
====================================================================================================================================
Common shares outstanding                                                        16,452,361          14,188,416          14,303,571
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)                     $      15.19        $      15.23        $      15.66
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                        $    164,524        $    141,884        $    143,036
Paid-in surplus                                                                 229,542,747         204,225,390         202,861,620
Undistributed net investment income                                               2,380,247           2,412,995           2,085,424
Accumulated net realized gain (loss) from investments                             1,901,077           1,441,679            (374,946)
Net unrealized appreciation of investments                                       15,844,825           7,822,159          19,246,004
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                         $249,833,420        $216,044,107        $223,961,138
====================================================================================================================================
Authorized shares:
   Common                                                                         Unlimited           Unlimited           Unlimited
   Preferred                                                                      Unlimited           Unlimited           Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                              Statement of
                                     Operations Year Ended June 30, 2002

                                                                                    FLORIDA             FLORIDA     INSURED FLORIDA
                                                                         INVESTMENT QUALITY      QUALITY INCOME      PREMIUM INCOME
                                                                                       (NQF)               (NUF)               (NFL)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                               $21,659,845         $19,471,908         $17,982,078
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                   2,412,105           2,117,434           2,128,396
Preferred shares - auction fees                                                     330,000             292,500             277,500
Preferred shares - dividend disbursing agent fees                                    20,000              30,000              20,000
Shareholders' servicing agent fees and expenses                                      43,053              33,483              28,904
Custodian's fees and expenses                                                       120,902             107,765              95,115
Trustees' fees and expenses                                                           4,569               4,056               2,756
Professional fees                                                                    28,110              17,152              17,330
Shareholders' reports - printing and mailing expenses                                41,286              49,004              32,548
Stock exchange listing fees                                                          27,683              27,854              27,854
Investor relations expense                                                           52,612              45,902              43,931
Other expenses                                                                       21,955              22,572              20,642
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                        3,102,275           2,747,722           2,694,976
    Custodian fee credit                                                            (61,259)            (56,115)            (13,177)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                      3,041,016           2,691,607           2,681,799
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            18,618,829          16,780,301          15,300,279
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments                                                1,901,333           1,608,721             354,115
Change in net unrealized appreciation (depreciation) of investments               4,563,999             313,706           3,412,639
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                         6,465,332           1,922,427           3,766,754
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                       (1,871,953)         (1,699,118)         (1,701,785)
From accumulated net realized gains from investments                               (307,378)           (185,755)                 --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions
   to Preferred shareholders                                                     (2,179,331)         (1,884,873)         (1,701,785)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations          $22,904,830         $16,817,855         $17,365,248
====================================================================================================================================


                                 See accompanying notes to financial statements.

                              Statement of
                                  Changes in Net Assets


                                                            FLORIDA INVESTMENT QUALITY (NQF)          FLORIDA QUALITY INCOME (NUF)
                                                           ---------------------------------       --------------------------------
                                                             YEAR ENDED           YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                                6/30/02              6/30/01            6/30/02             6/30/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $ 18,618,829         $ 19,524,524       $ 16,780,301        $ 17,029,809
Net realized gain from investments                            1,901,333            2,203,606          1,608,721           1,414,163
Change in net unrealized appreciation (depreciation)
   of investments                                             4,563,999            6,281,184            313,706           4,602,139
Distributions to Preferred Shareholders:
   From net investment income                                (1,871,953)          (4,844,197)        (1,699,118)         (4,221,461)
   From accumulated net realized gains from investments        (307,378)                  --           (185,755)                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from operations                                    22,904,830           23,165,117         16,817,855          18,824,650
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                                  (15,039,072)         (14,556,818)       (13,311,602)        (12,504,886)
From accumulated net realized gains from investments           (914,570)                  --           (548,021)                 --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                (15,953,642)         (14,556,818)       (13,859,623)        (12,504,886)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS

Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                         659,265              324,217            467,585              86,155
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares        7,610,453            8,932,516          3,425,817           6,405,919
Net assets applicable to Common shares at the
   beginning of year                                        242,222,967          233,290,451        212,618,290         206,212,371
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year  $249,833,420         $242,222,967       $216,044,107        $212,618,290
===================================================================================================================================
Undistributed net investment income at the end of year      $ 2,380,247           $  396,355        $ 2,412,995          $  638,055
===================================================================================================================================


                                 See accompanying notes to financial statements.


                                                                                                             INSURED FLORIDA
                                                                                                           PREMIUM INCOME (NFL)
                                                                                                   ---------------------------------
                                                                                                     YEAR ENDED          YEAR ENDED
                                                                                                        6/30/02             6/30/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                              $ 15,300,279        $ 15,518,261
Net realized gain from investments                                                                      354,115           2,376,595
Change in net unrealized appreciation (depreciation) of investments                                   3,412,639          12,370,464
Distributions to Preferred Shareholders:
   From net investment income                                                                        (1,701,785)         (4,022,024)
   From accumulated net realized gains from investments                                                      --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from operations                                                                            17,365,248          26,243,296
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                          (12,243,326)        (11,192,652)
From accumulated net realized gains from investments                                                         --                  --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                                                        (12,243,326)        (11,192,652)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                                                 197,256                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares                                                5,319,178          15,050,644
Net assets applicable to Common shares at the beginning of year                                     218,641,960         203,591,316
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year                                          $223,961,138        $218,641,960
====================================================================================================================================
Undistributed net investment income at the end of year                                             $  2,085,424        $    661,457
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
       Financial Statements



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Florida Investment Quality Municipal Fund
(NQF), Nuveen Florida Quality Income Municipal Fund (NUF) and Nuveen Insured Florida Premium Income Municipal Fund (NFL).

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2002, Florida Quality Income (NUF) had an outstanding when-issued purchase commitment of $6,914,268. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended June 30, 2002, have been designated Exempt Interest Dividends.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                                        INSURED
                                              FLORIDA      FLORIDA      FLORIDA
                                           INVESTMENT      QUALITY      PREMIUM
                                              QUALITY       INCOME       INCOME
                                                 (NQF)        (NUF)        (NFL)
-------------------------------------------------------------------------------
Number of shares:
   Series M                                        --        1,700           --
   Series T                                     3,080           --           --
   Series W                                        --           --        1,640
   Series Th                                       --        1,700        2,800
   Series F                                     2,200        1,280           --
-------------------------------------------------------------------------------
Total                                           5,280        4,680        4,440
===============================================================================

Insurance
Insured Florida Premium Income (NFL) invests in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Fund include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2002.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective July 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to July 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets applicable to Common shares or the Common share net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in net unrealized appreciation based on securities held by the Funds on July 1, 2001, as follows:

                                                                        INSURED
                                              FLORIDA      FLORIDA      FLORIDA
                                           INVESTMENT      QUALITY      PREMIUM
                                              QUALITY       INCOME       INCOME
                                                 (NQF)        (NUF)        (NFL)
--------------------------------------------------------------------------------
                                             $276,088       $5,359      $68,799
================================================================================

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

Notes to
    Financial Statements (continued)



The effect of this change for the fiscal year ended June 30, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation as follows:

                                                                        INSURED
                                              FLORIDA      FLORIDA      FLORIDA
                                           INVESTMENT      QUALITY      PREMIUM
                                              QUALITY       INCOME       INCOME
                                                 (NQF)        (NUF)        (NFL)
--------------------------------------------------------------------------------
                                             $110,009       $6,293      $11,398
================================================================================


Classification and Measurement of Redeemable Securities

The Funds have adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that Preferred shares, at liquidation value, be presented separately in the Statement of Assets and Liabilities. Accordingly, certain reclassifications have been made to the financial statements and financial highlights for all prior periods presented. The adoption of EITF D-98 had no impact on the Funds' Common share net asset values.

2. FUND SHARES
Transactions in Common shares were as follows:

                                           FLORIDA                   FLORIDA
                                  INVESTMENT QUALITY (NQF)    QUALITY INCOME (NUF)
                                  ------------------------   ------------------------
                                   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                     6/30/02      6/30/01      6/30/02       6/30/01
-------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                     43,293      21,685        30,277       6,145
=====================================================================================

                                                                INSURED FLORIDA
                                                              PREMIUM INCOME (NFL)
                                                             ------------------------
                                                             YEAR ENDED    YEAR ENDED
                                                               6/30/02       6/30/01
-------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                               12,642          --
=====================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid August 1, 2002, to shareholders of record on July 15, 2002, as follows:

                                                                        INSURED
                                              FLORIDA     FLORIDA       FLORIDA
                                           INVESTMENT       QUALITY     PREMIUM
                                              QUALITY       INCOME       INCOME
                                                 (NQF)        (NUF)        (NFL)
--------------------------------------------------------------------------------
Dividend per share                             $.0790       $.0830       $.0765
================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the fiscal year ended June 30, 2002, were as follows:

                                                                        INSURED
                                             FLORIDA      FLORIDA       FLORIDA
                                          INVESTMENT      QUALITY       PREMIUM
                                             QUALITY       INCOME        INCOME
                                                (NQF)        (NUF)         (NFL)
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities       $132,157,568  $97,237,834   $26,637,963
   Short-term securities                   2,450,000           --            --
Sales and maturities:
   Long-term municipal securities        127,956,901   97,212,552    28,504,467
   Short-term securities                   2,450,000           --            --
================================================================================


5. INCOME TAX INFORMATION
The following information is presented on an income tax basis as of June 30, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

                                                                        INSURED
                                            FLORIDA       FLORIDA       FLORIDA
                                         INVESTMENT       QUALITY       PREMIUM
                                            QUALITY        INCOME        INCOME
                                               (NQF)         (NUF)         (NFL)
--------------------------------------------------------------------------------
Cost of Investments                    $361,950,023  $316,528,071  $308,020,274
================================================================================


                                                                        INSURED
                                              FLORIDA      FLORIDA      FLORIDA
                                           INVESTMENT      QUALITY      PREMIUM
                                              QUALITY       INCOME       INCOME
                                                 (NQF)        (NUF)        (NFL)
--------------------------------------------------------------------------------
Gross unrealized:
   appreciation                           $18,491,934  $10,494,488  $19,686,900
   depreciation                            (2,261,012)  (2,672,329)    (360,699)
--------------------------------------------------------------------------------
Net unrealized appreciation               $16,230,922   $7,822,159  $19,326,201
================================================================================


The tax components of undistributed net investment income and realized gains at June 30, 2002, were as follows:

                                                                        INSURED
                                              FLORIDA      FLORIDA      FLORIDA
                                           INVESTMENT      QUALITY      PREMIUM
                                              QUALITY       INCOME       INCOME
                                                 (NQF)        (NUF)        (NFL)
--------------------------------------------------------------------------------
Undistributed tax-exempt income            $3,319,566   $3,430,727   $2,975,562
Undistributed ordinary income *               256,011       10,087           --
Undistributed long-term capital gains       1,645,066    1,441,679           --
================================================================================


The tax character of distributions paid during the fiscal year ended June 30, 2002, were as follows:

                                                                        INSURED
                                              FLORIDA      FLORIDA      FLORIDA
                                           INVESTMENT      QUALITY      PREMIUM
                                              QUALITY       INCOME       INCOME
                                                 (NQF)        (NUF)        (NFL)
--------------------------------------------------------------------------------
Distributions from tax-exempt income       $16,851,028  $14,915,192 $13,822,033
Distributions from ordinary income *                --      166,206          --
Distributions from long-term capital gains   1,221,948      567,570          --
================================================================================

     * Ordinary income consists of taxable market discount income and short-term capital gains, if any.

At June 30, 2002, Insured Florida Premium Income (NFL) had an unused capital loss carryforward of $374,946 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2008.

Notes to
    Financial Statements (continued)



6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
================================================================================


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

Financial
       Highlights

                              Financial
                                  Highlights

              Selected data for a Common share outstanding throughout each year:

                                                       Investment Operations                                Less Distributions
                                     -------------------------------------------------------------- --------------------------------
                                                              Distributions  Distributions
                                                                   from Net           from                 Net
                         Beginning                      Net      Investment        Capital          Investment     Capital
                            Common                Realized/       Income to       Gains to           Income to    Gains to
                             Share          Net  Unrealized       Preferred      Preferred              Common      Common
                         Net Asset   Investment  Investment          Share-         Share-              Share-      Share-
                             Value       Income  Gain (Loss)        holders+       holders+   Total    holders      holders    Total
====================================================================================================================================
FLORIDA INVESTMENT
QUALITY (NQF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(a)                     $14.76        $1.13       $ .41           $(.11)         $(.02)   $1.41      $(.92)      $(.06)  $ (.98)
2001                         14.24         1.19         .52            (.30)            --     1.41       (.89)         --     (.89)
2000                         15.03         1.21        (.71)           (.29)          (.01)     .20       (.94)       (.03)    (.97)
1999                         15.66         1.16        (.59)           (.20)          (.01)     .36       (.96)       (.03)    (.99)
1998                         15.55         1.18         .23            (.22)          (.02)    1.17       (.99)       (.07)   (1.06)

FLORIDA QUALITY
INCOME (NUF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(a)                      15.02         1.18         .14            (.12)          (.01)    1.19       (.94)       (.04)    (.98)
2001                         14.57         1.20         .43            (.30)            --     1.33       (.88)         --     (.88)
2000                         15.37         1.19        (.77)           (.29)            --      .13       (.91)         --     (.91)
1999                         15.96         1.14        (.61)           (.22)            --      .31       (.90)         --     (.90)
1998                         15.66         1.16         .31            (.25)            --     1.22       (.92)         --     (.92)

INSURED FLORIDA
PREMIUM INCOME (NFL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(a)                      15.30         1.07         .27            (.12)            --     1.22       (.86)         --     (.86)
2001                         14.25         1.09        1.02            (.28)            --     1.83       (.78)         --     (.78)
2000                         14.86         1.06        (.59)           (.28)            --      .19       (.80)         --     (.80)
1999                         15.49         1.03        (.67)           (.23)            --      .13       (.76)         --     (.76)
1998                         14.70         1.02         .81            (.26)            --     1.57       (.78)         --     (.78)
====================================================================================================================================


                                                                  Total Returns
                                                                -----------------
                                                                            Based
                             Offering                                          on
                            Costs and     Ending                           Common
                            Preferred     Common                 Based      Share
                                Share      Share     Ending         on        Net
                         Underwriting  Net Asset     Market     Market      Asset
                            Discounts      Value      Value      Value*     Value*
==================================================================================
FLORIDA INVESTMENT
QUALITY (NQF)
----------------------------------------------------------------------------------
Year Ended 6/30:
2002(a)                           $--     $15.19   $15.8300      13.27%      9.77%
2001                               --      14.76    14.8900      12.03      10.11
2000                             (.02)     14.24    14.1250      (5.54)      1.39
1999                               --      15.03    16.0000      (1.80)      2.22
1998                               --      15.66    17.2500       9.08       7.70

FLORIDA QUALITY
INCOME (NUF)
----------------------------------------------------------------------------------
Year Ended 6/30:
2002(a)                            --      15.23    15.9900      13.80       8.15
2001                               --      15.02    14.9700      12.58       9.37
2000                             (.02)     14.57    14.1250      (4.28)       .87
1999                               --      15.37    15.7500       2.79       1.88
1998                               --      15.96    16.1875       7.07       7.98

INSURED FLORIDA
PREMIUM INCOME (NFL)
----------------------------------------------------------------------------------
Year Ended 6/30:
2002(a)                            --      15.66    15.7100      14.29       8.13
2001                               --      15.30    14.5400      18.32      13.09
2000                               --      14.25    13.0000      (5.17)      1.47
1999                               --      14.86    14.5625       7.98        .73
1998                               --      15.49    14.1875       7.38      10.87
==================================================================================


                                                           Ratios/Supplemental Data
                          ----------------------------------------------------------------------------------------------
                                                 Before Credit                       After Credit**
                                         ---------------------------         --------------------------
                                                        Ratio of Net                       Ratio of Net
                                           Ratio of       Investment           Ratio of      Investment
                               Ending      Expenses        Income to           Expenses       Income to
                                  Net    to Average          Average         to Average         Average
                               Assets    Net Assets       Net Assets         Net Assets      Net Assets
                           Applicable    Applicable       Applicable         Applicable      Applicable        Portfolio
                            to Common     to Common        to Common          to Common       to Common         Turnover
                          Shares (000)       Shares++         Shares++           Shares++        Shares++           Rate
========================================================================================================================
FLORIDA INVESTMENT
QUALITY (NQF)
------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(a)                      $249,833          1.26%            7.53%             1.23%            7.56%             34%
2001                          242,223          1.33             8.10              1.29             8.14              28
2000                          233,290          1.26             8.45              1.24             8.48              16
1999                          245,644          1.15             7.38              1.15             7.39              17
1998                          254,755          1.14             7.55              1.14             7.55               9

FLORIDA QUALITY
INCOME (NUF)
------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(a)                       216,044          1.28             7.81              1.26             7.83              30
2001                          212,618          1.33             8.00              1.25             8.08              20
2000                          206,212          1.26             8.08              1.23             8.10              20
1999                          217,433          1.19             7.13              1.19             7.13              16
1998                          224,973          1.18             7.26              1.18             7.26              10

INSURED FLORIDA
PREMIUM INCOME (NFL)
------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(a)                       223,961          1.21             6.89              1.21             6.89                8
2001                          218,642          1.27             7.22              1.26             7.23               20
2000                          203,591          1.30             7.53              1.29             7.54               22
1999                          212,428          1.20             6.58              1.20             6.58               11
1998                          221,383          1.21             6.69              1.21             6.69               11
========================================================================================================================


                               Municipal Auction Rate Cumulative
                                Preferred Stock at End of Year
                          ----------------------------------------
                            Aggregate    Liquidation
                               Amount     and Market         Asset
                          Outstanding          Value      Coverage
                                 (000)     Per Share     Per Share
==================================================================
FLORIDA INVESTMENT
QUALITY (NQF)
------------------------------------------------------------------
Year Ended 6/30:
2002(a)                      $132,000        $25,000       $72,317
2001                          132,000         25,000        70,876
2000                          132,000         25,000        69,184
1999                          110,000         25,000        80,828
1998                          110,000         25,000        82,899

FLORIDA QUALITY
INCOME (NUF)
------------------------------------------------------------------
Year Ended 6/30:
2002(a)                       117,000        25,000         71,163
2001                          117,000        25,000         70,431
2000                          117,000        25,000         69,062
1999                          105,000        25,000         76,770
1998                          105,000        25,000         78,565

INSURED FLORIDA
PREMIUM INCOME (NFL)
------------------------------------------------------------------
Year Ended 6/30:
2002(a)                       111,000        25,000         75,442
2001                          111,000        25,000         74,244
2000                          111,000        25,000         70,854
1999                          111,000        25,000         72,844
1998                          111,000        25,000         74,861
==================================================================





* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) As required, effective July 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. The effect of this change for the fiscal year ended June 30, 2002, was to increase net investment income per share with a corresponding decrease in net realized/unrealized investment gain (loss) per share and increase each ratio of net investment income to average net assets applicable to Common shares as follows:

                                                                  INSURED
                               FLORIDA         FLORIDA            FLORIDA
                            INVESTMENT         QUALITY            PREMIUM
                          QUALITY (NQF)    INCOME (NUF)       INCOME (NFL)
                       -----------------------------------------------------
2002 per share impact ($)          .01              --                 --
2002 income ratio impact (%)       .04              --                .01

The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.


                                 See accompanying notes to financial statements.


                                  34-35 spread

Trustees
      and Officers


The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                 YEAR FIRST            PRINCIPAL OCCUPATION(S)                  NUMBER OF PORTFOLIOS
NAME, BIRTHDATE               POSITION(S) HELD   ELECTED OR APPOINTED  INCLUDING OTHER DIRECTORSHIPS            IN FUND COMPLEX
AND ADDRESS                   WITH THE FUND      AND TERM OF OFFICE    DURING PAST 5 YEARS                      OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)   Chairman of the    1994                  Chairman and Director (since July 1996)           130
3/28/1949                     Board, President   Term                  of The John Nuveen Company, Nuveen
333 West Wacker Drive         and Trustee        Indefinite (2)        Investments, Nuveen Advisory Corp. and
Chicago, IL 60606                                                      Nuveen Institutional Advisory Corp.;
                                                                       prior thereto, Executive Vice President
                                                                       and Director of The John Nuveen Company
                                                                       and Nuveen Investments; Director (since
                                                                       1992) and Chairman (since 1996) of Nuveen
                                                                       Advisory Corp. and Nuveen Institutional
                                                                       Advisory Corp.; Chairman and Director (since
                                                                       January 1997) of Nuveen Asset Management, Inc.;
                                                                       Director (since 1996) of Institutional Capital
                                                                       Corporation; Chairman and Director (since 1999)
                                                                       of Rittenhouse Financial Services Inc.; Chief
                                                                       Executive Officer (since September 1999) of
                                                                       Nuveen Senior Loan Asset Management Inc.

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
ROBERT P. BREMNER             Trustee            1997                  Private Investor and Management Consultant.       112
8/22/1940                                        Term
333 W. Wacker Drive                              Indefinite (2)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
LAWRENCE H. BROWN             Trustee            1993                  Retired (August 1989) as Senior Vice President    112
7/29/1934                                        Term                  of The Northern Trust Company.
333 W. Wacker Drive                              Indefinite (2)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
ANNE E. IMPELLIZZERI          Trustee            1994                  Retired (2002); formerly, Executive Director      112
1/26/1933                                        Term                  (since 1998) of Manitoga (Center for Russel
333 W. Wacker Drive                              Indefinite (2)        Wright's Design with Nature); prior thereto,
Chicago, IL 60606                                                      President and Chief Executive Officer of
                                                                       Blanton-Peale Institutes of Religion and Health
                                                                       (since December 1990); prior thereto, Vice President,
                                                                       Metropolitan Life Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
PETER R. SAWERS               Trustee            1991                  Adjunct Professor of Business and Economics,      112
4/3/1933                                         Term                  University of Dubuque, Iowa; Director, Executive
333 W. Wacker Drive                              Indefinite (2)        Service Corps of Chicago (not-for-profit);  Director,
Chicago, IL 60606                                                      Hadley School for the Blind (not-for-profit);
                                                                       formerly (1991-2000) Adjunct Professor, Lake Forest
                                                                       Graduate School of Management, Lake Forest, Illinois;
                                                                       prior thereto, Executive Director, Towers Perrin
                                                                       Australia, a management consulting firm; Chartered
                                                                       Financial Analyst; Certified Management Consultant.

                                       36

                                                 YEAR FIRST            PRINCIPAL OCCUPATION(S)                  NUMBER OF PORTFOLIOS
NAME, BIRTHDATE               POSITION(S) HELD   ELECTED OR APPOINTED  INCLUDING OTHER DIRECTORSHIPS            IN FUND COMPLEX
AND ADDRESS                   WITH THE FUND      AND TERM OF OFFICE    DURING PAST 5 YEARS                      OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. SCHNEIDER          Trustee            1997                  Senior Partner and Chief Operating Officer,       112
9/24/1944                                        Term                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                              Indefinite (2)        Miller-Valentine Realty, a development and
Chicago, IL 60606                                                      contract company; Chair, Miami Valley Hospital;
                                                                       Vice Chair, Miami Valley Economic Development
                                                                       Coalition; formerly, Member, Community
                                                                       Advisory Board, National City Bank, Dayton,
                                                                       Ohio; and Business Advisory Council,
                                                                       Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
JUDITH M. STOCKDALE           Trustee            1997                  Executive Director, Gaylord and Dorothy           112
12/29/1947                                       Term                  Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                              Indefinite (2)        thereto, Executive Director, Great Lakes
Chicago, IL 60606                                                      Protection Fund (from 1990 to 1994).


                                                                       PRINCIPAL OCCUPATION(S)                  NUMBER OF PORTFOLIOS
NAME, BIRTHDATE               POSITION(S) HELD   YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS            IN FUND COMPLEX
AND ADDRESS                   WITH THE FUND      OR APPOINTED (3)      DURING PAST 5 YEARS                      OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL T. ATKINSON           Vice President     2002                  Vice President (since January 2002), formerly,    130
2/3/1966                                                               Assistant Vice President (since 2000), previously,
333 W. Wacker Drive                                                    Associate of Nuveen Investments.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
PAUL L. BRENNAN               Vice President     2002                  Vice President (since January 2002), formerly,    126
11/10/1966                                                             Assistant Vice President, of Nuveen
333 W. Wacker Drive                                                    Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
PETER H. D'ARRIGO             Vice President and 1999                  Vice President of Nuveen Investments (since       130
11/28/1967                    Treasurer                                January 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                                    President (from January 1997); formerly,
Chicago, IL 60606                                                      Associate of Nuveen Investments; Vice President
                                                                       and Treasurer (since September 1999) of Nuveen
                                                                       Senior Loan Asset Management Inc.; Chartered
                                                                       Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. DAVERN             Vice President     1997                  Vice President of Nuveen Advisory Corp.           126
6/26/1957
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. DESANTO              Vice President     2001                  Vice President of Nuveen Advisory Corp. (since          130
9/8/1954                                                               August 2001); previously, Vice President of
333 W. Wacker Drive                                                    Van Kampen Investment Advisory Corp.
Chicago, IL 60606                                                      (since 1998); prior thereto, Assistant Vice
                                                                       President of Van Kampen Investment
                                                                       Advisory Corp.

                                       37

Trustees
       and Officers (continued)

                                                                       PRINCIPAL OCCUPATION(S)                  NUMBER OF PORTFOLIOS
NAME, BIRTHDATE               POSITION(S) HELD   YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS            IN FUND COMPLEX
AND ADDRESS                   WITH THE FUND      OR APPOINTED (3)      DURING PAST 5 YEARS                      OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
JESSICA R. DROEGER            Vice President     2002                  Vice President (since January 2002) and Assistant 130
9/24/1964                                                              General Counsel (since May 1998), formerly
333 W. Wacker Drive                                                    Assistant Vice President of Nuveen Investments;
Chicago, IL 60606                                                      Assistant Vice President and Assistant Secretary
                                                                       (since 1998) of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.; prior thereto,
                                                                       Associate at the law firm D'Ancona Partners LLC

------------------------------------------------------------------------------------------------------------------------------------
LORNA C. FERGUSON             Vice President     1998                  Vice President of Nuveen Investments; Vice        130
10/24/1945                                                             President (since January 1998) of Nuveen
333 W. Wacker Drive                                                    Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                                      Advisory Corp.


------------------------------------------------------------------------------------------------------------------------------------
WILLIAM M. FITZGERALD         Vice President     1995                  Managing Director of Nuveen Advisory Corp. and    130
3/2/1964                                                               Nuveen Institutional Advisory Corp. (since February
333 W. Wacker Drive                                                    2001); prior thereto, Vice President of Nuveen
Chicago, IL 60606                                                      Advisory Corp.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
STEPHEN D. FOY                Vice President and 1998                  Vice President of Nuveen Investments and          130
5/31/1954                     Controller                               (since May 1998) The John Nuveen Company; Vice
333 W. Wacker Drive                                                    President (since September 1999) of Nuveen
Chicago, IL 60606                                                      Senior Loan Asset Management Inc.; Certified Public
                                                                       Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. THOMAS FUTRELL             Vice President     1992                  Vice President of Nuveen Advisory Corp.;          126
7/5/1955                                                               Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
RICHARD A. HUBER              Vice President     1997                  Vice President of Nuveen Institutional Advisory   126
3/26/1963                                                              Corp. (since March 1998) and Nuveen
333 W. Wacker Drive                                                    Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. KRUPA               Vice President     1990                  Vice President of Nuveen Advisory Corp.           126
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
DAVID J. LAMB                 Vice President     2000                  Vice President (since March 2000) of Nuveen       130
3/22/1963                                                              Investments, previously Assistant Vice
333 W. Wacker Drive                                                    President (since January 1999); prior thereto,
Chicago, IL 60606                                                      Associate of Nuveen Investments; Certified
                                                                       Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
TINA M. LAZAR                 Vice President     2002                  Vice President (since 1999), previously,          130
8/27/1961                                                              Assistant Vice President (since 1993) of
333 W. Wacker Drive                                                    Nuveen Investments.
Chicago, IL 60606


                                       38

                                                                       PRINCIPAL OCCUPATION(S)                  NUMBER OF PORTFOLIOS
NAME, BIRTHDATE               POSITION(S) HELD   YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS            IN FUND COMPLEX
AND ADDRESS                   WITH THE FUND      OR APPOINTED (3)      DURING PAST 5 YEARS                      OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
LARRY W. MARTIN               Vice President and 1992                  Vice President, Assistant Secretary and           130
7/27/1951                     Assistant Secretary                      Assistant General Counsel of Nuveen
333 W. Wacker Drive                                                    Investments; Vice President and Assistant
Chicago, IL 60606                                                      Secretary of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.; Vice President and
                                                                       Assistant Secretary of The John Nuveen
                                                                       Company and Nuveen Asset Management, Inc.;
                                                                       Vice President and Assistant Secretary (since
                                                                       September 1999) of Nuveen Senior Loan Asset
                                                                       Management Inc.

------------------------------------------------------------------------------------------------------------------------------------
EDWARD F. NEILD, IV           Vice President     1996                  Managing Director (since September 1997),         130
7/7/1965                                                               previously Vice President of Nuveen Advisory
333 W. Wacker Drive                                                    Corp. and Nuveen Institutional Advisory Corp.;
Chicago, IL 60606                                                      Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. O'SHAUGHNESSY       Vice President     2002                  Vice President (since January 2002), formerly,    126
9/4/1960                                                               Assistant Vice President (1998), of Nuveen
333 W. Wacker Drive                                                    Advisory Corp.; prior thereto, Portfolio
Manager.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
THOMAS C. SPALDING, JR.       Vice President     1982                  Vice President of Nuveen Advisory Corp. and       126
7/31/1951                                                              Nuveen Institutional Advisory Corp.; Chartered
333 W. Wacker Drive                                                    Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
GIFFORD R. ZIMMERMAN          Vice President and 1992                  Managing Director (since January 2002),           130
9/9/1956                      Secretary                                Assistant Secretary and Associate General
333 W. Wacker Drive                                                    Counsel, formerly Assistant General Counsel
Chicago, IL 60606                                                      and Vice President of Nuveen Investments;
                                                                       Managing Director (since January 2002), General
                                                                       Counsel and Assistant Secretary, formerly Vice
                                                                       President of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.; Vice President and
                                                                       Assistant Secretary of The John Nuveen Company;
                                                                       Managing Director (since January 2002), and
                                                                       Assistant Secretary (since September 1999),
                                                                       formerly Vice President of Nuveen Senior
                                                                       Loan Asset Management Inc.; Managing Director
                                                                       (since January 2002), Assistant Secretary and
                                                                       Associate General Counsel, formerly Vice
                                                                       President (since 2000), of Nuveen Asset
                                                                       Management Inc.; Chartered Financial Analyst.


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.

(2)  Trustees serve an indefinite term until his/her successor is elected.

(3)  Officers serve one year terms through July of each year.


                                       39


Build Your Wealth
       Automatically

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  Information

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
P.O. Box 660086
Dallas, TX 75266-0086
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

On October 14, 2002, Boston Financial Data Services, Inc. will assume transfer agent responsibilities for the Nuveen family of closed-end exchange-traded funds. This change requires no action on your part and will not affect the way your investments are managed.

The Nuveen Investor Services phone number will remain the same, (800) 257-8787, but transactions and requests mailed for receipt after October 14th should be mailed to the following addresses. TRANSACTIONS AND REQUESTS MAILED TO OUR OLD ADDRESS MAY TAKE LONGER TO PROCESS.

REGULAR ADDRESS                     OVERNIGHT ADDRESS
Nuveen Investments                  Nuveen Investments
P.O. Box 43071                      c/o EquiServe
Providence,RI 02940-3071            150 Royall Street
                                    Canton, MA 02021

Watch your mail for complete information about this change in Mid-September.

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the twelve months ended June 30, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
           for Generations

Photo of: John Nuveen, Sr.
John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

Logo: NUVEEN Investments

Nuveen Investments o 333 West Wacker Drive

Chicago, IL 60606 o www.nuveen.com                                    FAN-A-0602